Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT
SECOND QUARTER 2010

JPMORGAN CHASE & CO. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2-3
Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Summary	7

Business Detail
Line of Business Financial Highlights — Managed Basis	8
Investment Bank	9-11
Retail Financial Services	12-18
Card Services — Managed Basis	19-21
Commercial Banking	22-23
Treasury & Securities Services	24-25
Asset Management	26-29
Corporate/Private Equity	30-31

Credit-Related Information	32-38

Market Risk-Related Information	39

Supplemental Detail
Capital and Other Selected Balance Sheet Items	40
Per Share-Related Information	41

Non-GAAP Financial Measures	42

Glossary of Terms	43-46

Disclosure Change Summary	47

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS									YEAR-TO-DATE
								2Q10 Change				2010 Change
	2Q10		1Q10	4Q09	3Q09		2Q09	1Q10	2Q09	2010	2009	2009
SELECTED INCOME STATEMENT DATA:
Reported Basis
Total net revenue	$25,101		$27,671	$23,164	$26,622		$25,623	(9)%	(2)%	$52,772	$50,648	4%
Total noninterest expense	14,631		16,124	12,004	13,455		13,520	(9)	8	30,755	26,893	14
Pre-provision profit	10,470		11,547	11,160	13,167		12,103	(9)	(13)	22,017	23,755	(7)
Provision for credit losses	3,363		7,010	7,284	8,104		8,031	(52)	(58)	10,373	16,627	(38)
Income before extraordinary gain	4,795		3,326	3,278	3,512		2,721	44	76	8,121	4,862	67
Extraordinary gain (a)	—		—	—	76		—	—	—	—	—	—
NET INCOME	4,795		3,326	3,278	3,588		2,721	44	76	8,121	4,862	67

Managed Basis (b)
Total net revenue	$25,613		$28,172	$25,236	$28,780		$27,709	(9)	(8)	$53,785	$54,631	(2)
Total noninterest expense	14,631		16,124	12,004	13,455		13,520	(9)	8	30,755	26,893	14
Pre-provision profit	10,982		12,048	13,232	15,325		14,189	(9)	(23)	23,030	27,738	(17)
Provision for credit losses	3,363		7,010	8,901	9,802		9,695	(52)	(65)	10,373	19,755	(47)
Income before extraordinary gain	4,795		3,326	3,278	3,512		2,721	44	76	8,121	4,862	67
Extraordinary gain (a)	—		—	—	76		—	—	—	—	—	—
NET INCOME	4,795		3,326	3,278	3,588		2,721	44	76	8,121	4,862	67

PER COMMON SHARE DATA:
Basic Earnings
Income before extraordinary gain	1.10		0.75	0.75	0.80		0.28	47	293	1.84	0.68	171
Net income	1.10		0.75	0.75	0.82		0.28	47	293	1.84	0.68	171

Diluted Earnings (c)
Income before extraordinary gain	1.09		0.74	0.74	0.80		0.28	47	289	1.83	0.68	169
Net income	1.09		0.74	0.74	0.82		0.28	47	289	1.83	0.68	169

Cash dividends declared	0.05		0.05	0.05	0.05		0.05	—	—	0.10	0.10	—
Book value	40.99		39.38	39.88	39.12		37.36	4	10	40.99	37.36	10
Closing share price	36.61		44.75	41.67	43.82		34.11	(18)	7	36.61	34.11	7
Market capitalization	145,554		177,897	164,261	172,596		133,852	(18)	9	145,554	133,852	9

COMMON SHARES OUTSTANDING:
Weighted-average diluted shares	4,005.6		3,994.7	3,974.1	3,962.0		3,824.1	—	5	4,000.2	3,791.4	6
Common shares at period-end	3,975.8		3,975.4	3,942.0	3,938.7		3,924.1	—	1	3,975.8	3,924.1	1

FINANCIAL RATIOS: (d)
Net income:
Return on equity (“ROE”) (c)	12%		8%	8%	9	%(a)	3%			10%	4%
Return on tangible common equity (“ROTCE”) (c)(e)	17		12	12	14	(a)	5			15	6
Return on assets (“ROA”)	0.94		0.66	0.65	0.71	(a)	0.54			0.80	0.48

CAPITAL RATIOS:
Tier 1 capital ratio	12.1	(g)	11.5	11.1	10.2		9.7
Total capital ratio	15.8	(g)	15.1	14.8	13.9		13.3
Tier 1 common capital ratio (f)	9.6	(g)	9.1	8.8	8.2		7.7

(a)	On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual. The acquisition resulted in negative goodwill, and accordingly, the Firm recognized an extraordinary gain. A preliminary gain of $1.9 billion was recognized at December 31, 2008. The final total extraordinary gain that resulted from the Washington Mutual transaction was $2.0 billion. For the third quarter of 2009, and based on income before extraordinary gain, return on equity remained at 9%, return on tangible common equity was 13% and return on assets was 0.70%.

(b)	For further discussion of managed basis, see Reconciliation from Reported to Managed Summary on page 7.

c)	The calculation of the second quarter 2009 earnings per share and net income applicable to common equity includes a one-time, noncash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of Troubled Asset Relief Program (“TARP”) preferred capital. Excluding this reduction, the adjusted ROE and ROTCE for the second quarter 2009 would have been 6% and 10%, respectively. The Firm views the adjusted ROE and ROTCE, both non-GAAP financial measures, as meaningful because they enable the comparability to prior periods.

(d)	Ratios are based upon annualized amounts.

(e)	The Firm uses return on tangible common equity, a non-GAAP financial measure, to evaluate the Firm’s use of equity and to facilitate comparisons with competitors. For further discussion of ROTCE, see page 42.

(f)	Tier 1 common capital ratio is Tier 1 common capital divided by risk-weighted assets. The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. For further discussion of Tier 1 common capital ratio, see page 42.

(g)	Estimated.

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
SELECTED BALANCE SHEET DATA (Period-end) (a)
Total assets	$2,014,019	$2,135,796	$2,031,989	$2,041,009	$2,026,642	(6)%	(1)%	$2,014,019	$2,026,642	(1)%
Wholesale loans	216,826	214,290	204,175	218,953	231,625	1	(6)	216,826	231,625	(6)
Consumer loans	482,657	499,509	429,283	434,191	448,976	(3)	8	482,657	448,976	8
Deposits	887,805	925,303	938,367	867,977	866,477	(4)	2	887,805	866,477	2
Common stockholders’ equity	162,968	156,569	157,213	154,101	146,614	4	11	162,968	146,614	11
Total stockholders’ equity	171,120	164,721	165,365	162,253	154,766	4	11	171,120	154,766	11

Headcount	232,939	226,623	222,316	220,861	220,255	3	6	232,939	220,255	6

LINE OF BUSINESS NET INCOME/(LOSS)
Investment Bank	$1,381	$2,471	$1,901	$1,921	$1,471	(44)	(6)	$3,852	$3,077	25
Retail Financial Services	1,042	(131)	(399)	7	15	NM	NM	911	489	86
Card Services	343	(303)	(306)	(700)	(672)	NM	NM	40	(1,219)	NM
Commercial Banking	693	390	224	341	368	78	88	1,083	706	53
Treasury & Securities Services	292	279	237	302	379	5	(23)	571	687	(17)
Asset Management	391	392	424	430	352	—	11	783	576	36
Corporate/Private Equity	653	228	1,197	1,287	808	186	(19)	881	546	61

NET INCOME	$4,795	$3,326	$3,278	$3,588	$2,721	44	76	$8,121	$4,862	67

(a)	Effective January 1, 2010, the Firm adopted new guidance that amended the accounting for the transfer of financial assets and the consolidation of variable interest entities (“VIEs”). Upon adoption of the new guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts, Firm-administered multi-seller conduits and certain other consumer loan securitization entities, primarily mortgage-related, adding $87.7 billion and $92.2 billion of assets and liabilities, respectively, and decreasing stockholders’ equity and the Tier I capital ratio by $4.5 billion and 34 basis points, respectively. The reduction to stockholders’ equity was driven by the establishment of an allowance for loan losses of $7.5 billion (pretax) primarily related to receivables held in credit card securitization trusts that were consolidated at the adoption date. For further details regarding the Firm’s application and impact of the new accounting guidance, see Note 14 on pages 130-131, Note 15 on pages 131-142 and Note 22 on pages 149-152 of JPMorgan Chase’s March 31, 2010, Form 10-Q.

JPMORGAN CHASE & CO. STATEMENTS OF INCOME (in millions, except per share and ratio data)

	QUARTERLY TRENDS								YEAR TO DATE
							2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09		2Q09	1Q10	2Q09	2010	2009	2009
REVENUE
Investment banking fees	$1,421	$1,461	$1,916	$1,679		$2,106	(3)%	(33)%	$2,882	$3,492	(17)%
Principal transactions	2,090	4,548	838	3,860		3,097	(54)	(33)	6,638	5,098	30
Lending- and deposit-related fees	1,586	1,646	1,765	1,826		1,766	(4)	(10)	3,232	3,454	(6)
Asset management, administration and commissions	3,349	3,265	3,361	3,158		3,124	3	7	6,614	6,021	10
Securities gains	1,000	610	381	184		347	64	188	1,610	545	195
Mortgage fees and related income	888	658	450	843		784	35	13	1,546	2,385	(35)
Credit card income	1,495	1,361	1,844	1,710		1,719	10	(13)	2,856	3,556	(20)
Other income	585	412	231	625		10	42	NM	997	60	NM

Noninterest revenue	12,414	13,961	10,786	13,885		12,953	(11)	(4)	26,375	24,611	7
Interest income	15,719	16,845	15,615	16,260		16,549	(7)	(5)	32,564	34,475	(6)
Interest expense	3,032	3,135	3,237	3,523		3,879	(3)	(22)	6,167	8,438	(27)

Net interest income	12,687	13,710	12,378	12,737		12,670	(7)	—	26,397	26,037	1

TOTAL NET REVENUE	25,101	27,671	23,164	26,622		25,623	(9)	(2)	52,772	50,648	4
Provision for credit losses	3,363	7,010	7,284	8,104		8,031	(52)	(58)	10,373	16,627	(38)
NONINTEREST EXPENSE
Compensation expense	7,616	7,276	5,112	7,311		6,917	5	10	14,892	14,505	3
Occupancy expense	883	869	944	923		914	2	(3)	1,752	1,799	(3)
Technology, communications and equipment expense	1,165	1,137	1,182	1,140		1,156	2	1	2,302	2,302	—
Professional and outside services	1,685	1,575	1,682	1,517		1,518	7	11	3,260	3,033	7
Marketing	628	583	536	440		417	8	51	1,211	801	51
Other expense	2,419	4,441	2,262	1,767		2,190	(46)	10	6,860	3,565	92
Amortization of intangibles	235	243	256	254		265	(3)	(11)	478	540	(11)
Merger costs	—	—	30	103		143	—	NM	—	348	NM

TOTAL NONINTEREST EXPENSE	14,631	16,124	12,004	13,455		13,520	(9)	8	30,755	26,893	14

Income before income tax expense and extraordinary gain	7,107	4,537	3,876	5,063		4,072	57	75	11,644	7,128	63
Income tax expense (a)	2,312	1,211	598	1,551		1,351	91	71	3,523	2,266	55

Income before extraordinary gain	4,795	3,326	3,278	3,512		2,721	44	76	8,121	4,862	67
Extraordinary gain (b)	—	—	—	76		—	—	—	—	—	—

NET INCOME	$4,795	$3,326	$3,278	$3,588		$2,721	44	76	$8,121	$4,862	67

DILUTED EARNINGS PER SHARE
Income before extraordinary gain (c)	$1.09	$0.74	$0.74	$0.80		$0.28	47	289	$1.83	$0.68	169
Extraordinary gain	—	—	—	0.02		—	—	—	—	—	—

NET INCOME (c)	$1.09	$0.74	$0.74	$0.82		$0.28	47	289	$1.83	$0.68	169

FINANCIAL RATIOS
Net income:
Return on equity (c)	12%	8%	8%	9	%(b)	3%			10%	4%
Return on tangible common equity (c)(d)	17	12	12	14	(b)	5			15	6
Return on assets	0.94	0.66	0.65	0.71	(b)	0.54			0.80	0.48
Effective income tax rate (a)	33	27	15	31		33			30	32
Overhead ratio	58	58	52	51		53			58	53

EXCLUDING IMPACT OF MERGER COSTS (e)
Income before extraordinary gain	$4,795	$3,326	$3,278	$3,512		$2,721	44	76	$8,121	$4,862	67
Merger costs (after-tax)	—	—	18	64		89	—	NM	—	216	NM

Income before extraordinary gain excl. merger costs	$4,795	$3,326	$3,296	$3,576		$2,810	44	71	$8,121	$5,078	60

Diluted Earnings Per Share:
Income before extraordinary gain (c)	$1.09	$0.74	$0.74	$0.80		$0.28	47	289	$1.83	$0.68	169
Merger costs (after-tax)	—	—	0.01	0.02		0.02	—	NM	—	0.05	NM

Income before extraordinary gain excl. merger costs (c)	$1.09	$0.74	$0.75	$0.82		$0.30	47	263	$1.83	$0.73	151

(a)	The income tax expense in the first quarter of 2010 and fourth quarter of 2009 includes tax benefits recognized upon the resolution of tax audits.

(b)	On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual. The acquisition resulted in negative goodwill, and accordingly, the Firm recognized an extraordinary gain. A preliminary gain of $1.9 billion was recognized at December 31, 2008. The final total extraordinary gain that resulted from the Washington Mutual transaction was $2.0 billion. For the third quarter of 2009, and based on income before extraordinary gain, return on equity remained at 9%, return on tangible common equity was 13% and return on assets was 0.70%.

(c)	The calculation of the second quarter 2009 earnings per share and net income applicable to common equity includes a one-time, noncash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of TARP preferred capital. For additional information on the reduction, see page 2, footnote (c).

(d)	The Firm uses return on tangible common equity, a non-GAAP financial measure, to evaluate the Firm’s use of equity and to facilitate comparisons with competitors. For further discussion of ROTCE, see page 42.

(e)	Net income excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS (in millions)

						June 30, 2010
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2010	2010	2009	2009	2009	2010	2009
ASSETS (a)
Cash and due from banks	$32,806	$31,422	$26,206	$21,068	$25,133	4%	31%
Deposits with banks	39,430	59,014	63,230	59,623	61,882	(33)	(36)
Federal funds sold and securities purchased under resale agreements	199,024	230,123	195,404	171,007	159,170	(14)	25
Securities borrowed	122,289	126,741	119,630	128,059	129,263	(4)	(5)
Trading assets:
Debt and equity instruments	317,293	346,712	330,918	330,370	298,135	(8)	6
Derivative receivables	80,215	79,416	80,210	94,065	97,491	1	(18)
Securities	312,013	344,376	360,390	372,867	345,563	(9)	(10)
Loans	699,483	713,799	633,458	653,144	680,601	(2)	3
Less: Allowance for loan losses	35,836	38,186	31,602	30,633	29,072	(6)	23

Loans, net of allowance for loan losses	663,647	675,613	601,856	622,511	651,529	(2)	2
Accrued interest and accounts receivable	61,295	53,991	67,427	59,948	61,302	14	—
Premises and equipment	11,267	11,123	11,118	10,675	10,668	1	6
Goodwill	48,320	48,359	48,357	48,334	48,288	—	—
Mortgage servicing rights	11,853	15,531	15,531	13,663	14,600	(24)	(19)
Other intangible assets	4,178	4,383	4,621	4,862	5,082	(5)	(18)
Other assets	110,389	108,992	107,091	103,957	118,536	1	(7)

TOTAL ASSETS	$2,014,019	$2,135,796	$2,031,989	$2,041,009	$2,026,642	(6)	(1)

LIABILITIES (a)
Deposits	$887,805	$925,303	$938,367	$867,977	$866,477	(4)	2
Federal funds purchased and securities loaned or sold under repurchase agreements	237,455	295,171	261,413	310,219	300,931	(20)	(21)
Commercial paper	41,082	50,554	41,794	53,920	42,713	(19)	(4)
Other borrowed funds	44,431	48,981	55,740	50,824	73,968	(9)	(40)
Trading liabilities:
Debt and equity instruments	74,745	78,228	64,946	65,233	56,021	(4)	33
Derivative payables	60,137	62,741	60,125	69,214	67,197	(4)	(11)
Accounts payable and other liabilities	160,478	154,185	162,696	171,386	171,685	4	(7)
Beneficial interests issued by consolidated VIEs	88,148	93,055	15,225	17,859	20,945	(5)	321
Long-term debt	248,618	262,857	266,318	272,124	271,939	(5)	(9)

TOTAL LIABILITIES	1,842,899	1,971,075	1,866,624	1,878,756	1,871,876	(7)	(2)

STOCKHOLDERS’ EQUITY (a)
Preferred stock	8,152	8,152	8,152	8,152	8,152	—	—
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Capital surplus	96,745	96,450	97,982	97,564	97,662	—	(1)
Retained earnings	65,465	61,043	62,481	59,573	56,355	7	16
Accumulated other comprehensive income/(loss)	2,404	761	(91)	283	(3,438)	216	NM
Shares held in RSU trust, at cost	(68)	(68)	(68)	(86)	(86)	—	21
Treasury stock, at cost	(5,683)	(5,722)	(7,196)	(7,338)	(7,984)	1	29

TOTAL STOCKHOLDERS’ EQUITY	171,120	164,721	165,365	162,253	154,766	4	11

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,014,019	$2,135,796	$2,031,989	$2,041,009	$2,026,642	(6)	(1)

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS (in millions, except rates)

	QUARTERLY TRENDS									YEAR-TO-DATE
								2Q10 Change				2010 Change
	2Q10		1Q10		4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
AVERAGE BALANCES (a)
ASSETS
Deposits with banks	$58,737		$64,229		$49,705	$62,248	$68,001	(9)%	(14)%	$61,468	$78,237	(21)%
Federal funds sold and securities purchased under resale agreements	189,573		170,036		156,848	151,705	142,226	11	33	179,858	151,554	19
Securities borrowed	113,650		114,636		125,453	129,301	122,235	(1)	(7)	114,140	121,498	(6)
Trading assets — debt instruments	245,532		248,089		256,414	250,148	245,444	(1)	—	246,804	248,753	(1)
Securities	327,425		337,441		374,327	359,451	354,216	(3)	(8)	332,405	318,019	5
Loans	705,189		725,136		642,406	665,386	697,908	(3)	1	715,108	712,353	—
Other assets (b)	34,429		27,885		29,868	24,155	36,638	23	(6)	31,175	32,050	(3)

Total interest-earning assets	1,674,535		1,687,452		1,635,021	1,642,394	1,666,668	(1)	—	1,680,958	1,662,464	1
Trading assets — equity instruments	95,080		83,674		74,936	66,790	63,507	14	50	89,408	63,130	42
Trading assets — derivative receivables	79,409		78,683		86,415	99,807	114,096	1	(30)	79,048	128,092	(38)
All other noninterest-earning assets	194,623		188,871		196,853	190,185	194,101	3	—	191,763	198,980	(4)

TOTAL ASSETS	$2,043,647		$2,038,680		$1,993,225	$1,999,176	$2,038,372	—	—	$2,041,177	$2,052,666	(1)

LIABILITIES
Interest-bearing deposits	$668,953		$677,431		$667,269	$660,998	$672,350	(1)	(1)	$673,169	$704,228	(4)
Federal funds purchased and securities loaned or sold under repurchase agreements	273,614		271,934		283,263	303,175	289,971	1	(6)	272,779	258,217	6
Commercial paper	37,557		37,461		42,290	42,728	37,371	—	—	37,509	35,543	6
Trading liabilities — debt instruments	72,276		65,154		63,048	47,467	43,150	11	67	68,735	41,690	65
Other borrowings and liabilities (c)	131,546		123,321		119,374	131,518	164,339	7	(20)	127,455	180,309	(29)
Beneficial interests issued by consolidated VIEs	90,085		98,104		16,002	19,351	14,493	(8)	NM	94,072	12,138	NM
Long-term debt	256,089		262,503		268,476	271,281	274,323	(2)	(7)	259,279	266,571	(3)

Total interest-bearing liabilities	1,530,120		1,535,908		1,459,722	1,476,518	1,495,997	—	2	1,532,998	1,498,696	2
Noninterest-bearing deposits	209,615		200,075		203,092	191,821	199,221	5	5	204,871	198,531	3
Trading liabilities — equity instruments	5,216		5,728		8,372	12,376	11,437	(9)	(54)	5,470	13,036	(58)
Trading liabilities — derivative payables	62,547		59,053		63,423	75,458	78,155	6	(20)	60,809	86,503	(30)
All other noninterest-bearing liabilities	68,928		73,670		93,939	85,383	84,359	(6)	(18)	71,287	87,071	(18)

TOTAL LIABILITIES	1,876,426		1,874,434		1,828,548	1,841,556	1,869,169	—	—	1,875,435	1,883,837	—

Preferred stock	8,152		8,152		8,152	8,152	28,338	—	(71)	8,152	30,138	(73)
Common stockholders’ equity	159,069		156,094		156,525	149,468	140,865	2	13	157,590	138,691	14

TOTAL STOCKHOLDERS’ EQUITY	167,221		164,246		164,677	157,620	169,203	2	(1)	165,742	168,829	(2)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,043,647		$2,038,680		$1,993,225	$1,999,176	$2,038,372	—	—	$2,041,177	$2,052,666	(1)

AVERAGE RATES (a)
INTEREST-EARNING ASSETS
Deposits with banks	0.63%		0.60%		0.95%	0.83%	1.45%			0.61%	1.78%
Federal funds sold and securities purchased under resale agreements	0.84		0.97		0.92	0.96	1.04			0.90	1.35
Securities borrowed	0.11		0.10		0.14	(0.09)	(0.32)			0.11	(0.02)
Trading assets — debt instruments	4.25		4.56		4.63	4.78	4.91			4.41	5.09
Securities	3.14		3.54		3.32	3.62	3.64			3.34	3.87
Loans	5.68		5.91		5.51	5.64	5.65			5.80	5.76
Other assets (b)	1.60		1.36		1.42	2.18	0.80			1.49	1.50
Total interest-earning assets	3.79		4.07		3.80	3.95	4.00			3.93	4.20

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.53		0.51		0.53	0.65	0.70			0.52	0.82
Federal funds purchased and securities loaned or sold under repurchase agreements	(0.07	) (d)	(0.05	) (d)	0.08	0.20	0.23			(0.06)	0.29
Commercial paper	0.19		0.19		0.20	0.23	0.24			0.19	0.35
Trading liabilities — debt instruments	2.49		3.39		3.85	4.50	3.76			2.91	3.71
Other borrowings and liabilities (c)	0.50		0.56		0.83	0.69	0.69			0.53	0.86
Beneficial interests issued by consolidated VIEs	1.36		1.36		1.32	1.43	1.59			1.36	1.58
Long-term debt	1.97		1.95		2.01	2.09	2.60			1.96	2.67
Total interest-bearing liabilities	0.79		0.83		0.88	0.95	1.04			0.81	1.14

INTEREST RATE SPREAD	3.00%		3.24%		2.92%	3.00%	2.96%			3.12%	3.06%

NET YIELD ON INTEREST-EARNING ASSETS	3.06%		3.32%		3.02%	3.10%	3.07%			3.19%	3.18%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	3.06%		3.32%		3.33%	3.40%	3.37%			3.19%	3.48%

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Includes margin loans and the Firm’s investment in asset-backed commercial paper under the Federal Reserve Bank of Boston’s AML facility, which declined to zero during the third quarter of 2009.

(c)	Includes securities sold but not yet purchased, brokerage customer payables and advances from Federal Home Loan Banks.

(d)	Reflects a benefit from the favorable market environment for dollar-roll financings.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO MANAGED SUMMARY (in millions)
     The Firm prepares its consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements.
     In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, including the effect of adopting, effective January 1, 2010, new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs, refer to the notes on Non-GAAP Financial Measures on page 42.

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
CREDIT CARD INCOME
Credit card income — reported	$1,495	$1,361	$1,844	$1,710	$1,719	10%	(13)%	$2,856	$3,556	(20)%
Impact of:
Credit card securitizations	N/A	N/A	(375)	(285)	(294)	NM	NM	N/A	(834)	NM

Credit card income — managed	$1,495	$1,361	$1,469	$1,425	$1,425	10	5	$2,856	$2,722	5

OTHER INCOME
Other income — reported	$585	$412	$231	$625	$10	42	NM	$997	$60	NM
Impact of:
Tax-equivalent adjustments	416	411	397	371	335	1	24	827	672	23

Other income — managed	$1,001	$823	$628	$996	$345	22	190	$1,824	$732	149

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$12,414	$13,961	$10,786	$13,885	$12,953	(11)	(4)	$26,375	$24,611	7
Impact of:
Credit card securitizations	N/A	N/A	(375)	(285)	(294)	NM	NM	N/A	(834)	NM
Tax-equivalent adjustments	416	411	397	371	335	1	24	827	672	23

Total noninterest revenue — managed	$12,830	$14,372	$10,808	$13,971	$12,994	(11)	(1)	$27,202	$24,449	11

NET INTEREST INCOME
Net interest income — reported	$12,687	$13,710	$12,378	$12,737	$12,670	(7)	—	$26,397	$26,037	1
Impact of:
Credit card securitizations	N/A	N/A	1,992	1,983	1,958	NM	NM	N/A	3,962	NM
Tax-equivalent adjustments	96	90	58	89	87	7	10	186	183	2

Net interest income — managed	$12,783	$13,800	$14,428	$14,809	$14,715	(7)	(13)	$26,583	$30,182	(12)

TOTAL NET REVENUE
Total net revenue — reported	$25,101	$27,671	$23,164	$26,622	$25,623	(9)	(2)	$52,772	$50,648	4
Impact of:
Credit card securitizations	N/A	N/A	1,617	1,698	1,664	NM	NM	N/A	3,128	NM
Tax-equivalent adjustments	512	501	455	460	422	2	21	1,013	855	18

Total net revenue — managed	$25,613	$28,172	$25,236	$28,780	$27,709	(9)	(8)	$53,785	$54,631	(2)

PRE-PROVISION PROFIT
Total pre-provision profit — reported	$10,470	$11,547	$11,160	$13,167	$12,103	(9)	(13)	$22,017	$23,755	(7)
Impact of:
Credit card securitizations	N/A	N/A	1,617	1,698	1,664	NM	NM	N/A	3,128	NM
Tax-equivalent adjustments	512	501	455	460	422	2	21	1,013	855	18

Total pre-provision profit — managed	$10,982	$12,048	$13,232	$15,325	$14,189	(9)	(23)	$23,030	$27,738	(17)

PROVISION FOR CREDIT LOSSES
Provision for credit losses — reported	$3,363	$7,010	$7,284	$8,104	$8,031	(52)	(58)	$10,373	$16,627	(38)
Impact of:
Credit card securitizations	N/A	N/A	1,617	1,698	1,664	NM	NM	N/A	3,128	NM

Provision for credit losses — managed	$3,363	$7,010	$8,901	$9,802	$9,695	(52)	(65)	$10,373	$19,755	(47)

INCOME TAX EXPENSE
Income tax expense — reported	$2,312	$1,211	$598	$1,551	$1,351	91	71	$3,523	$2,266	55
Impact of:
Tax-equivalent adjustments	512	501	455	460	422	2	21	1,013	855	18

Income tax expense — managed	$2,824	$1,712	$1,053	$2,011	$1,773	65	59	$4,536	$3,121	45

N/A:	Not applicable.

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
TOTAL NET REVENUE (FTE)
Investment Bank (a)	$6,332	$8,319	$4,929	$7,508	$7,301	(24)%	(13)%	$14,651	$15,672	(7)%
Retail Financial Services	7,809	7,776	7,669	8,218	7,970	—	(2)	15,585	16,805	(7)
Card Services	4,217	4,447	5,148	5,159	4,868	(5)	(13)	8,664	9,997	(13)
Commercial Banking	1,486	1,416	1,406	1,459	1,453	5	2	2,902	2,855	2
Treasury & Securities Services	1,881	1,756	1,835	1,788	1,900	7	(1)	3,637	3,721	(2)
Asset Management	2,068	2,131	2,195	2,085	1,982	(3)	4	4,199	3,685	14
Corporate/Private Equity (a)	1,820	2,327	2,054	2,563	2,235	(22)	(19)	4,147	1,896	119

TOTAL NET REVENUE	$25,613	$28,172	$25,236	$28,780	$27,709	(9)	(8)	$53,785	$54,631	(2)

TOTAL PRE-PROVISION PROFIT
Investment Bank (a)	$1,810	$3,481	$2,643	$3,234	$3,234	(48)	(44)	$5,291	$6,831	(23)
Retail Financial Services	3,528	3,534	3,367	4,022	3,891	—	(9)	7,062	8,555	(17)
Card Services	2,781	3,045	3,752	3,853	3,535	(9)	(21)	5,826	7,318	(20)
Commercial Banking	944	877	863	914	918	8	3	1,821	1,767	3
Treasury & Securities Services	482	431	444	508	612	12	(21)	913	1,114	(18)
Asset Management	663	689	725	734	628	(4)	6	1,352	1,033	31
Corporate/Private Equity (a)	774	(9)	1,438	2,060	1,371	NM	(44)	765	1,120	(32)

TOTAL PRE-PROVISION PROFIT	$10,982	$12,048	$13,232	$15,325	$14,189	(9)	(23)	$23,030	$27,738	(17)

NET INCOME/(LOSS)
Investment Bank	$1,381	$2,471	$1,901	$1,921	$1,471	(44)	(6)	$3,852	$3,077	25
Retail Financial Services	1,042	(131)	(399)	7	15	NM	NM	911	489	86
Card Services	343	(303)	(306)	(700)	(672)	NM	NM	40	(1,219)	NM
Commercial Banking	693	390	224	341	368	78	88	1,083	706	53
Treasury & Securities Services	292	279	237	302	379	5	(23)	571	687	(17)
Asset Management	391	392	424	430	352	—	11	783	576	36
Corporate/Private Equity	653	228	1,197	1,287	808	186	(19)	881	546	61

TOTAL NET INCOME	$4,795	$3,326	$3,278	$3,588	$2,721	44	76	$8,121	$4,862	67

AVERAGE EQUITY (b)
Investment Bank	$40,000	$40,000	$33,000	$33,000	$33,000	—	21	$40,000	$33,000	21
Retail Financial Services	28,000	28,000	25,000	25,000	25,000	—	12	28,000	25,000	12
Card Services	15,000	15,000	15,000	15,000	15,000	—	—	15,000	15,000	—
Commercial Banking	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000	—
Treasury & Securities Services	6,500	6,500	5,000	5,000	5,000	—	30	6,500	5,000	30
Asset Management	6,500	6,500	7,000	7,000	7,000	—	(7)	6,500	7,000	(7)
Corporate/Private Equity	55,069	52,094	63,525	56,468	47,865	6	15	53,590	45,691	17

TOTAL AVERAGE EQUITY	$159,069	$156,094	$156,525	$149,468	$140,865	2	13	$157,590	$138,691	14

RETURN ON EQUITY (b)
Investment Bank	14%	25%	23%	23%	18%			19%	19%
Retail Financial Services	15	(2)	(6)	—	—			7	4
Card Services	9	(8)	(8)	(19)	(18)			1	(16)
Commercial Banking	35	20	11	17	18			27	18
Treasury & Securities Services	18	17	19	24	30			18	28
Asset Management	24	24	24	24	20			24	17

(a)	Corporate/Private Equity includes an adjustment to offset IB’s inclusion of the credit reimbursement from TSS in total net revenue; TSS reports the reimbursement to IB as a separate line on its income statement (not part of total revenue).

(b)	Equity for a line of business represents the amount the Firm believes the business would require if it were operating independently, incorporating sufficient capital to address economic risk measures, regulatory capital requirements and capital levels for similarly rated peers. Capital is also allocated to each line of business for, among other things, goodwill and other intangibles associated with acquisitions effected by the line of business. Return on common equity is measured and internal targets for expected returns are established as a key measure of a business segment’s performance. Effective January 1, 2010, the Firm enhanced its line of business equity framework to better align equity assigned to each line of business with the changes anticipated to occur in that line of business, as well as changes in the competitive and regulatory landscape. The lines of business are now capitalized based on the Tier 1 common standard, rather than the Tier 1 capital standard.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Investment banking fees	$1,405	$1,446	$1,892	$1,658	$2,239	(3)%	(37)%	$2,851	$3,619	(21)%
Principal transactions	2,105	3,931	84	2,714	1,841	(46)	14	6,036	5,356	13
Lending- and deposit-related fees	203	202	174	185	167	—	22	405	305	33
Asset management, administration and commissions	633	563	608	633	717	12	(12)	1,196	1,409	(15)
All other income (a)	86	49	(14)	63	(108)	76	NM	135	(164)	NM

Noninterest revenue	4,432	6,191	2,744	5,253	4,856	(28)	(9)	10,623	10,525	1
Net interest income	1,900	2,128	2,185	2,255	2,445	(11)	(22)	4,028	5,147	(22)

TOTAL NET REVENUE (b)	6,332	8,319	4,929	7,508	7,301	(24)	(13)	14,651	15,672	(7)

Provision for credit losses	(325)	(462)	(181)	379	871	30	NM	(787)	2,081	NM

NONINTEREST EXPENSE
Compensation expense (c)	2,923	2,928	549	2,778	2,677	—	9	5,851	6,007	(3)
Noncompensation expense	1,599	1,910	1,737	1,496	1,390	(16)	15	3,509	2,834	24

TOTAL NONINTEREST EXPENSE	4,522	4,838	2,286	4,274	4,067	(7)	11	9,360	8,841	6

Income before income tax expense	2,135	3,943	2,824	2,855	2,363	(46)	(10)	6,078	4,750	28
Income tax expense	754	1,472	923	934	892	(49)	(15)	2,226	1,673	33

NET INCOME	$1,381	$2,471	$1,901	$1,921	$1,471	(44)	(6)	$3,852	$3,077	25

FINANCIAL RATIOS
ROE	14%	25%	23%	23%	18%			19%	19%
ROA	0.78	1.48	1.12	1.12	0.83			1.12	0.86
Overhead ratio	71	58	46	57	56			64	56
Compensation expense as a percent of total net revenue (c)	37	35	11	37	37			36	38

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$355	$305	$611	$384	$393	16	(10)	$660	$872	(24)
Equity underwriting	354	413	549	681	1,103	(14)	(68)	767	1,411	(46)
Debt underwriting	696	728	732	593	743	(4)	(6)	1,424	1,336	7

Total investment banking fees	1,405	1,446	1,892	1,658	2,239	(3)	(37)	2,851	3,619	(21)
Fixed income markets	3,563	5,464	2,735	5,011	4,929	(35)	(28)	9,027	9,818	(8)
Equity markets	1,038	1,462	971	941	708	(29)	47	2,500	2,481	1
Credit portfolio (a)	326	(53)	(669)	(102)	(575)	NM	NM	273	(246)	NM

Total net revenue	$6,332	$8,319	$4,929	$7,508	$7,301	(24)	(13)	$14,651	$15,672	(7)

REVENUE BY REGION (a)
Americas	$3,935	$4,562	$2,872	$3,850	$4,118	(14)	(4)	$8,497	$8,434	1
Europe/Middle East/Africa	1,537	2,814	1,502	2,912	2,303	(45)	(33)	4,351	5,376	(19)
Asia/Pacific	860	943	555	746	880	(9)	(2)	1,803	1,862	(3)

Total net revenue	$6,332	$8,319	$4,929	$7,508	$7,301	(24)	(13)	$14,651	$15,672	(7)

(a)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within the Investment Bank (“IB”) credit portfolio on behalf of clients shared with TSS. IB recognizes this credit reimbursement in its credit portfolio business in all other income.

(b)	Total net revenue included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as tax-exempt income from municipal bond investments of $401 million, $403 million, $357 million, $371 million and $334 million for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively, and $804 million and $699 million for year-to-date 2010 and 2009, respectively.

(c)	The second quarter and year-to-date of 2010 excludes a payroll tax expense related to the United Kingdom Bonus Payroll Tax on certain performance bonuses awarded between December 9, 2009, and April 5, 2010, to employees operating in the U.K.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
SELECTED BALANCE SHEET DATA (Period-end)
Loans (a):
Loans retained (b)	$54,049	$53,010	$45,544	$55,703	$64,500	2%	(16)%	$54,049	$64,500	(16)%
Loans held-for-sale & loans at fair value	3,221	3,594	3,567	4,582	6,814	(10)	(53)	3,221	6,814	(53)

Total loans	57,270	56,604	49,111	60,285	71,314	1	(20)	57,270	71,314	(20)
Equity	40,000	40,000	33,000	33,000	33,000	—	21	40,000	33,000	21

SELECTED BALANCE SHEET DATA (Average)
Total assets	$710,005	$676,122	$674,241	$678,796	$710,825	5	—	$693,157	$721,934	(4)
Trading assets — debt and equity instruments	296,031	284,085	285,363	270,695	265,336	4	12	290,091	269,146	8
Trading assets — derivative receivables	65,847	66,151	72,640	86,651	100,536	—	(35)	65,998	112,711	(41)
Loans (a):
Loans retained (b)	53,351	58,501	51,573	61,269	68,224	(9)	(22)	55,912	69,128	(19)
Loans held-for-sale & loans at fair value	3,530	3,150	4,158	4,981	8,934	12	(60)	3,341	10,658	(69)

Total loans	56,881	61,651	55,731	66,250	77,158	(8)	(26)	59,253	79,786	(26)
Adjusted assets (c)	527,520	506,635	519,403	515,718	531,632	4	(1)	517,135	560,239	(8)
Equity	40,000	40,000	33,000	33,000	33,000	—	21	40,000	33,000	21

Headcount	26,279	24,977	24,654	24,828	25,783	5	2	26,279	25,783	2

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$28	$697	$685	$750	$433	(96)	(94)	$725	$469	55
Nonperforming assets:
Nonperforming loans:
Nonperforming loans retained (b)(d)	1,926	2,459	3,196	4,782	3,407	(22)	(43)	1,926	3,407	(43)
Nonperforming loans held-for-sale and loans at fair value	334	282	308	128	112	18	198	334	112	198

Total nonperforming loans	2,260	2,741	3,504	4,910	3,519	(18)	(36)	2,260	3,519	(36)

Derivative receivables	315	363	529	624	704	(13)	(55)	315	704	(55)
Assets acquired in loan satisfactions	151	185	203	248	311	(18)	(51)	151	311	(51)

Total nonperforming assets	2,726	3,289	4,236	5,782	4,534	(17)	(40)	2,726	4,534	(40)
Allowance for credit losses:
Allowance for loan losses	2,149	2,601	3,756	4,703	5,101	(17)	(58)	2,149	5,101	(58)
Allowance for lending-related commitments	564	482	485	401	351	17	61	564	351	61

Total allowance for credit losses	2,713	3,083	4,241	5,104	5,452	(12)	(50)	2,713	5,452	(50)

Net charge-off rate (b)(e)	0.21%	4.83%	5.27%	4.86%	2.55%			2.61%	1.37%
Allow. for loan losses to period-end loans retained (b)(e)	3.98	4.91	8.25	8.44	7.91			3.98	7.91
Allow. for loan losses to average loans retained (b)(e)	4.03	4.45	7.28	7.68	7.48			3.84	7.38
Allow. for loan losses to nonperforming loans retained (b)(d)(e)	112	106	118	98	150			112	150
Nonperforming loans to total period-end loans	3.95	4.84	7.13	8.14	4.93			3.95	4.93
Nonperforming loans to total average loans	3.97	4.45	6.29	7.41	4.56			3.81	4.41

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Loans retained included credit portfolio loans, leveraged leases and other accrual loans, and excluded loans held-for-sale and loans accounted for at fair value.

(c)	Adjusted assets, a non-GAAP financial measure, is presented to assist the reader in comparing IB’s asset and capital levels to other investment banks in the securities industry. For further discussion of adjusted assets, see page 42.

(d)	Allowance for loan losses of $617 million, $811 million, $1.3 billion, $1.8 billion and $1.6 billion were held against these non-performing loans at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.

(e)	Loans held-for-sale and loans at fair value were excluded when calculating the allowance coverage and net charge-off rate.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and rankings data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
MARKET RISK — AVERAGE TRADING AND CREDIT
PORTFOLIO VAR - 95% CONFIDENCE LEVEL
Trading activities:
Fixed income	$64	$69	$121	$182	$179	(7)%	(64)%	$66	$168	(61	) %
Foreign exchange	10	13	14	19	16	(23)	(38)	12	19	(37)
Equities	20	24	21	19	50	(17)	(60)	22	73	(70)
Commodities and other	20	15	17	23	22	33	(9)	18	21	(14)
Diversification (a)	(42)	(49)	(62)	(97)	(97)	14	57	(46)	(101)	54

Total trading VaR (b)	72	72	111	146	170	—	(58)	72	180	(60)

Credit portfolio VaR (c)	27	19	24	29	68	42	(60)	23	77	(70)
Diversification (a)	(9)	(9)	(11)	(32)	(60)	—	85	(9)	(62)	85

Total trading and credit portfolio VaR	$90	$82	$124	$143	$178	10	(49)	$86	$195	(56)

	June 30, 2010 YTD		Full Year 2009
	Market		Market
	Share	Rankings	Share	Rankings
MARKET SHARES AND RANKINGS (d)
Global Investment Banking Fees (e)	8%	#1	9%	#1
Global debt, equity and equity-related	7%	#1	9%	#1
Global syndicated loans	10%	#1	8%	#1
Global long-term debt (f)	7%	#2	8%	#1
Global equity and equity-related (g)	8%	#1	12%	#1
Global announced M&A (h)	14%	#4	24%	#3
U.S. debt, equity and equity-related	12%	#1	15%	#1
U.S. syndicated loans	21%	#2	22%	#1
U.S. long-term debt (f)	11%	#2	14%	#1
U.S. equity and equity-related	16%	#1	16%	#2
U.S. announced M&A (h)	22%	#3	36%	#2

(a)	Average VaRs were less than the sum of the VaRs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(b)	IB Trading VaR includes predominantly all trading activities in IB, as well as syndicated lending facilities that the Firm intends to distribute; however, particular risk parameters of certain products are not fully captured, such as correlation risk. IB Trading VaR does not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm.

(c)	Credit portfolio VaR includes the derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market (“MTM”) hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio.

(d)	Source: Dealogic. Global Investment Banking fees reflects the ranking of fees and market share. The remaining rankings reflect transaction volume and market share.

(e)	Global IB fees exclude money market, short term debt and shelf deals.

(f)	Long-term debt tables include investment-grade, high-yield, supranationals, sovereigns, agencies, covered bonds, asset-backed securities and mortgage-backed securities, and excludes money market, short-term debt, and U.S.municipal securities.

(g)	Equity and equity-related rankings include rights offerings and Chinese A-Shares.

(h)	Global announced M&A is based upon transaction value at announcement; all other rankings are based upon transaction proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. M&A for year-to-date 2010 and full-year 2009 reflects the removal of any withdrawn transactions. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS											YEAR-TO-DATE
								2Q10 Change						2010 Change
	2Q10	1Q10		4Q09		3Q09	2Q09	1Q10		2Q09		2010	2009	2009
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$780	$841		$972		$1,046	$1,003	(7	) %	(22	) %	$1,621	$1,951	(17	) %
Asset management, administration and commissions	433	452		406		408	425	(4)		2		885	860	3
Mortgage fees and related income	886	655		481		873	807	35		10		1,541	2,440	(37)
Credit card income	480	450		441		416	411	7		17		930	778	20
Other income	413	354		299		321	294	17		40		767	508	51

Noninterest revenue	2,992	2,752		2,599		3,064	2,940	9		2		5,744	6,537	(12)
Net interest income	4,817	5,024		5,070		5,154	5,030	(4)		(4)		9,841	10,268	(4)

TOTAL NET REVENUE	7,809	7,776		7,669		8,218	7,970	—		(2)		15,585	16,805	(7)

Provision for credit losses	1,715	3,733		4,229		3,988	3,846	(54)		(55)		5,448	7,723	(29)

NONINTEREST EXPENSE
Compensation expense	1,842	1,770		1,722		1,728	1,631	4		13		3,612	3,262	11
Noncompensation expense	2,369	2,402		2,499		2,385	2,365	(1)		—		4,771	4,822	(1)
Amortization of intangibles	70	70		81		83	83	—		(16)		140	166	(16)

TOTAL NONINTEREST EXPENSE	4,281	4,242		4,302		4,196	4,079	1		5		8,523	8,250	3

Income/(loss) before income tax expense (benefit)	1,813	(199)		(862)		34	45	NM		NM		1,614	832	94
Income tax expense/(benefit)	771	(68)		(463)		27	30	NM		NM		703	343	105

NET INCOME/(LOSS)	$1,042	$(131)		$(399)		$7	$15	NM		NM		$911	$489	86

FINANCIAL RATIOS
ROE	15%	(2	) %	(6	) %	—%	—%					7%	4%
Overhead ratio	55	55		56		51	51					55	49
Overhead ratio excluding core deposit intangibles (a)	54	54		55		50	50					54	48

SELECTED BALANCE SHEET DATA (Period-end)
Assets	$375,329	$382,475		$387,269		$397,673	$399,916	(2)		(6)		$375,329	$399,916	(6)
Loans:
Loans retained	330,329	339,002		340,332		346,765	353,934	(3)		(7)		330,329	353,934	(7)
Loans held-for-sale and loans at fair value (b)	12,599	11,296		14,612		14,303	13,192	12		(4)		12,599	13,192	(4)

Total loans	342,928	350,298		354,944		361,068	367,126	(2)		(7)		342,928	367,126	(7)
Deposits	359,974	362,470		357,463		361,046	371,241	(1)		(3)		359,974	371,241	(3)
Equity	28,000	28,000		25,000		25,000	25,000	—		12		28,000	25,000	12

SELECTED BALANCE SHEET DATA (Average)
Assets	381,906	393,867		395,045		401,620	410,228	(3)		(7)		387,854	416,813	(7)
Loans:
Loans retained	335,308	342,997		343,411		349,762	359,372	(2)		(7)		339,131	363,127	(7)
Loans held-for-sale and loans at fair value (b)	14,426	17,055		17,670		19,025	19,043	(15)		(24)		15,734	17,792	(12)

Total loans	349,734	360,052		361,081		368,787	378,415	(3)		(8)		354,865	380,919	(7)
Deposits	362,010	356,934		356,464		366,944	377,259	1		(4)		359,486	373,788	(4)
Equity	28,000	28,000		25,000		25,000	25,000	—		12		28,000	25,000	12

Headcount	116,879	112,616		108,971		106,951	103,733	4		13		116,879	103,733	13

(a)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to prior business combination transactions of $69 million, $70 million, $80 million, $83 million and $82 million for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively, and $139 million and $165 million for year-to-date 2010 and 2009, respectively.

(b)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. These loans totaled $12.2 billion, $8.4 billion, $12.5 billion, $12.8 billion and $11.3 billion at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively. Average balances of these loans totaled $12.5 billion, $14.2 billion, $16.0 billion, $17.7 billion and $16.2 billion for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively, and $13.3 billion and $14.9 billion for year-to-date 2010 and 2009, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS									YEAR-TO-DATE
						2Q10 Change						2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10		2Q09		2010	2009	2009
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$1,761	$2,438	$2,738	$2,550	$2,649	(28	) %	(34	) %	$4,199	$4,825	(13	) %
Nonperforming loans:
Nonperforming loans retained	10,457	10,769	10,611	10,091	8,792	(3)		19		10,457	8,792	19
Nonperforming loans held-for-sale and loans at fair value	176	217	234	242	203	(19)		(13)		176	203	(13)

Total nonperforming loans (a) (b) (c)	10,633	10,986	10,845	10,333	8,995	(3)		18		10,633	8,995	18
Nonperforming assets (a) (b) (c)	11,907	12,191	12,098	11,883	10,554	(2)		13		11,907	10,554	13
Allowance for loan losses	16,152	16,200	14,776	13,286	11,832	—		37		16,152	11,832	37

Net charge-off rate (d)	2.11%	2.88%	3.16%	2.89%	2.96%					2.50%	2.68%
Net charge-off rate excluding purchased credit-impaired loans (d) (e)	2.75	3.76	4.16	3.81	3.89					3.26	3.53
Allowance for loan losses to ending loans retained (d)	4.89	4.78	4.34	3.83	3.34					4.89	3.34
Allowance for loan losses to ending loans retained excluding purchased credit-impaired loans (d) (e)	5.26	5.16	5.09	4.63	4.41					5.26	4.41
Allowance for loan losses to nonperforming loans retained (a) (d) (e)	128	124	124	121	135					128	135
Nonperforming loans to total loans	3.10	3.14	3.06	2.86	2.45					3.10	2.45
Nonperforming loans to total loans excluding purchased credit-impaired loans (a)	4.00	4.05	3.96	3.72	3.19					4.00	3.19

(a)	Excludes purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing.

(b)	Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(c)	Nonperforming loans and assets exclude: (1) nonaccruing mortgage loans insured by U.S. government agencies of $10.1 billion, $10.5 billion, $9.0 billion, $7.0 billion and $4.2 billion at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively; (2) real estate owned insured by U.S. government agencies of $1.4 billion, $707 million, $579 million, $579 million and $508 million at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $447 million, $581 million, $542 million, $511 million and $473 million at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively. These amounts are excluded as reimbursement is proceeding normally.

(d)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(e)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $2.8 billion, $2.8 billion, $1.6 billion and $1.1 billion was recorded for these loans at June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, which has also been excluded from applicable ratios. No allowance for loan losses was recorded at June 30, 2009. To date, no charge-offs have been recorded for these loans.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS									YEAR-TO-DATE
						2Q10 Change						2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10		2Q09		2010	2009	2009
RETAIL BANKING
Noninterest revenue	$1,684	$1,702	$1,804	$1,844	$1,803	(1	) %	(7	) %	$3,386	$3,521	(4	) %
Net interest income	2,712	2,635	2,716	2,732	2,719	3		—		5,347	5,333	—

Total net revenue	4,396	4,337	4,520	4,576	4,522	1		(3)		8,733	8,854	(1)
Provision for credit losses	168	191	248	208	361	(12)		(53)		359	686	(48)
Noninterest expense	2,633	2,577	2,574	2,646	2,557	2		3		5,210	5,137	1

Income before income tax expense	1,595	1,569	1,698	1,722	1,604	2		(1)		3,164	3,031	4

Net income	$914	$898	$1,027	$1,043	$970	2		(6)		$1,812	$1,833	(1)

Overhead ratio	60%	59%	57%	58%	57%					60%	58%
Overhead ratio excluding core deposit intangibles (a)	58	58	55	56	55					58	56

BUSINESS METRICS (in billions)
Business banking origination volume	$1.2	$0.9	$0.7	$0.5	$0.6	33		100		$2.1	$1.1	91
End-of-period loans owned	16.6	16.8	17.0	17.4	17.8	(1)		(7)		16.6	17.8	(7)
End-of-period deposits:
Checking	123.5	123.8	121.9	115.5	114.1	—		8		123.5	114.1	8
Savings	161.8	163.4	153.4	151.6	150.4	(1)		8		161.8	150.4	8
Time and other	50.5	53.2	58.0	66.6	78.9	(5)		(36)		50.5	78.9	(36)

Total end-of-period deposits	335.8	340.4	333.3	333.7	343.4	(1)		(2)		335.8	343.4	(2)
Average loans owned	16.7	16.9	17.2	17.7	18.0	(1)		(7)		16.8	18.2	(8)
Average deposits:
Checking	123.6	119.7	116.4	114.0	114.2	3		8		121.7	111.8	9
Savings	162.8	158.6	153.1	151.2	151.2	3		8		160.7	149.6	7
Time and other	51.4	55.6	60.3	74.4	82.7	(8)		(38)		53.5	85.6	(38)

Total average deposits	337.8	333.9	329.8	339.6	348.1	1		(3)		335.9	347.0	(3)
Deposit margin	3.05%	3.02%	3.06%	2.99%	2.92%					3.03%	2.89%
Average assets	$28.4	$28.9	$28.2	$28.1	$29.1	(2)		(2)		$28.7	$29.6	(3)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	168	191	248	208	211	(12)		(20)		359	386	(7)
Net charge-off rate	4.04%	4.58%	5.72%	4.66%	4.70%					4.31%	4.28%
Nonperforming assets	$920	$872	$839	$816	$686	6		34		$920	$686	34

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	5,756	5,956	5,851	6,243	5,292	(3)		9		11,712	9,690	21

Number of:
Branches	5,159	5,155	5,154	5,126	5,203	—		(1)		5,159	5,203	(1)
ATMs	15,654	15,549	15,406	15,038	14,144	1		11		15,654	14,144	11
Personal bankers	20,170	19,003	17,991	16,941	15,959	6		26		20,170	15,959	26
Sales specialists	6,785	6,315	5,912	5,530	5,485	7		24		6,785	5,485	24
Active online customers (in thousands)	16,584	16,208	15,424	13,852	13,930	2		19		16,584	13,930	19
Checking accounts (in thousands)	26,351	25,830	25,712	25,546	25,252	2		4		26,351	25,252	4

(a)	Retail Banking uses the overhead ratio (excluding the amortization of CDI), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to prior business combination transactions of $69 million, $70 million, $80 million, $83 million and $82 million for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively, and $139 million and $165 million for year-to-date 2010 and 2009, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
MORTGAGE BANKING & OTHER CONSUMER LENDING
Noninterest revenue (a)	$1,256	$1,018	$801	$1,201	$1,134	23%	11%	$2,274	$3,055	(26)%
Net interest income	792	893	802	834	721	(11)	10	1,685	1,529	10

Total net revenue	2,048	1,911	1,603	2,035	1,855	7	10	3,959	4,584	(14)
Provision for credit losses	175	217	242	222	366	(19)	(52)	392	771	(49)
Noninterest expense	1,243	1,246	1,163	1,139	1,105	—	12	2,489	2,242	11

Income before income tax expense	630	448	198	674	384	41	64	1,078	1,571	(31)

Net income (a)	$364	$257	$266	$412	$235	42	55	$621	$965	(36)

Overhead ratio	61%	65%	73%	56%	60%			63%	49%

BUSINESS METRICS (in billions)
End-of-period loans owned:
Auto loans	$47.5	$47.4	$46.0	$44.3	$42.9	—	11	$47.5	$42.9	11
Mortgage (b)	13.2	13.7	11.9	10.1	8.9	(4)	48	13.2	8.9	48
Student loans and other	15.1	17.4	15.8	15.6	15.7	(13)	(4)	15.1	15.7	(4)

Total end-of-period loans owned	75.8	78.5	73.7	70.0	67.5	(3)	12	75.8	67.5	12
Average loans owned:
Auto loans	47.5	46.9	45.3	43.3	43.1	1	10	47.2	42.8	10
Mortgage (b)	13.6	12.5	10.6	8.9	8.4	9	62	13.0	8.0	63
Student loans and other	16.7	18.4	15.6	15.3	16.8	(9)	(1)	17.6	17.2	2

Total average loans owned (c)	77.8	77.8	71.5	67.5	68.3	—	14	77.8	68.0	14

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Auto loans	58	102	148	159	146	(43)	(60)	160	320	(50)
Mortgage	13	6	—	7	2	117	NM	19	7	171
Student loans and other	150	64	92	60	101	134	49	214	135	59

Total net charge-offs	221	172	240	226	249	28	(11)	393	462	(15)

Net charge-off rate:
Auto loans	0.49%	0.88%	1.30%	1.46%	1.36%			0.68%	1.51%
Mortgage	0.39	0.20	—	0.32	0.10			0.30	0.19
Student loans and other	4.04	1.64	2.59	1.66	2.79			2.84	1.84
Total net charge-off rate (c)	1.17	0.93	1.36	1.35	1.52			1.05	1.43

30+ day delinquency rate (d) (e)	1.42	1.47	1.75	1.76	1.80			1.42	1.80
Nonperforming assets (f)	$866	$1,006	$912	$872	$783	(14)	11	$866	$783	11

(a)	Losses related to the repurchase of previously-sold loans are recorded as a reduction of production revenue. These losses totaled $667 million, $432 million, $672 million, $465 million and $255 million for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively, and $1.1 billion and $475 million for year-to-date 2010 and 2009, respectively. The losses resulted in a negative impact on net income of $388 million, $252 million, $413 million, $286 million and $157 million for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively, and $640 million and $292 million for year-to-date 2010 and 2009, respectively.

(b)	Predominantly represents prime loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies.

(c)	Total average loans owned includes loans held-for-sale of $1.9 billion, $2.9 billion, $1.7 billion, $1.3 billion and $2.8 billion for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively, and $2.6 billion and $2.9 billion for year-to-date 2010 and 2009, respectively. These amounts are excluded when calculating the net charge-off rate.

(d)	Excludes mortgage loans that are insured by U.S. government agencies of $10.9 billion, $11.2 billion, $9.7 billion, $7.7 billion and $5.1 billion at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively. These amounts are excluded as reimbursement is proceeding normally.

(e)	Excludes loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $988 million, $965 million, $942 million, $903 million and $854 million at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively. These amounts are excluded as reimbursement is proceeding normally.

(f)	Nonperforming loans and assets exclude: (1) nonaccruing mortgage loans insured by U.S. government agencies of $10.1 billion, $10.5 billion, $9.0 billion, $7.0 billion and $4.2 billion at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively; (2) real estate owned insured by U.S. government agencies of $1.4 billion, $707 million, $579 million, $579 million and $508 million at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $447 million, $581 million, $542 million, $511 million and $473 million at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively. These amounts are excluded as reimbursement is proceeding normally.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												YEAR-TO-DATE
											2Q10 Change						2010 Change
	2Q10		1Q10		4Q09		3Q09		2Q09		1Q10	2Q09	2010		2009		2009
MORTGAGE BANKING & OTHER CONSUMER LENDING (continued)
Origination volume:
Mortgage origination volume by channel
Retail	$15.3		$11.4		$12.3		$13.3		$14.7		34%	4%	$26.7		$28.3		(6)%
Wholesale (a)	0.4		0.4		0.6		0.7		0.7		—	(43)	0.8		2.3		(65)
Correspondent (a)	14.7		16.0		20.0		21.1		21.9		(8)	(33)	30.7		39.9		(23)
CNT (negotiated transactions)	1.8		3.9		1.9		2.0		3.8		(54)	(53)	5.7		8.3		(31)

Total mortgage origination volume	32.2		31.7		34.8		37.1		41.1		2	(22)	63.9		78.8		(19)

Student loans	0.1		1.6		0.6		1.5		0.4		(94)	(75)	1.7		2.1		(19)
Auto	5.8		6.3		5.9		6.9		5.3		(8)	9	12.1		10.9		11

Application volume:
Mortgage application volume by channel
Retail	27.8		20.3		17.4		17.8		23.0		37	21	48.1		55.7		(14)
Wholesale (a)	0.6		0.8		0.7		1.1		1.3		(25)	(54)	1.4		3.1		(55)
Correspondent (a)	23.5		18.2		25.3		26.6		29.7		29	(21)	41.7		58.9		(29)

Total mortgage application volume	51.9		39.3		43.4		45.5		54.0		32	(4)	91.2		117.7		(23)

Average mortgage loans held-for-sale and loans at fair value (b)	12.6		14.5		16.2		18.0		16.7		(13)	(25)	13.5		15.3		(12)
Average assets	123.2		124.8		119.5		115.2		111.6		(1)	10	124.0		112.5		10
Third-party mortgage loans serviced (ending)	1,055.2		1,075.0		1,082.1		1,098.9		1,117.5		(2)	(6)	1,055.2		1,117.5		(6)
Third-party mortgage loans serviced (average)	1,063.7		1,076.4		1,088.8		1,104.4		1,128.1		(1)	(6)	1,070.1		1,141.6		(6)
MSR net carrying value (ending)	11.8		15.5		15.5		13.6		14.6		(24)	(19)	11.8		14.6		(19)
Ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending)	1.12%		1.44%		1.43%		1.24%		1.31%				1.12%		1.31%

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS (in millions)
Production revenue	$9		$1		$(192)		$(70)		$284		NM	(97)	$10		$765		(99)

Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	1,186		1,107		1,221		1,220		1,279		7	(7)	2,293		2,501		(8)
Other changes in MSR asset fair value	(620)		(605)		(657)		(712)		(837)		(2)	26	(1,225)		(1,910)		36

Total operating revenue	566		502		564		508		442		13	28	1,068		591		81
Risk management:
Changes in MSR asset fair value due to inputs or assumptions in model	(3,584)		(96)		1,762		(1,099)		3,831		NM	NM	(3,680)		5,141		NM
Derivative valuation adjustments and other	3,895		248		(1,653)		1,534		(3,750)		NM	NM	4,143		(4,057)		NM

Total risk management	311		152		109		435		81		105	284	463		1,084		(57)

Total net mortgage servicing revenue	877		654		673		943		523		34	68	1,531		1,675		(9)

Mortgage fees and related income	$886		$655		$481		$873		$807		35	10	$1,541		$2,440		(37)

Ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average)	0.45%		0.42%		0.44%		0.44%		0.45%				0.43%		0.44%
MSR revenue multiple (c)	2.49	x	3.43	x	3.25	x	2.82	x	2.91	x			2.60	x	2.98	x

(a)	Includes rural housing loans sourced through brokers and correspondents, which are underwritten under U.S. Department of Agriculture guidelines. Prior period amounts have been revised to conform with the current period presentation.

(b)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. Average balances of these loans totaled $12.5 billion, $14.2 billion, $16.0 billion, $17.7 billion and $16.2 billion for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively, and $13.3 billion and $14.9 billion for year-to-date 2010 and 2009, respectively.

(c)	Represents the ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending) divided by the ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
REAL ESTATE PORTFOLIOS
Noninterest revenue	$52	$32	$(6)	$19	$3	63%	NM %	$84	$(39)	NM %
Net interest income	1,313	1,496	1,552	1,588	1,590	(12)	(17)	2,809	3,406	(18)

Total net revenue	1,365	1,528	1,546	1,607	1,593	(11)	(14)	2,893	3,367	(14)
Provision for credit losses	1,372	3,325	3,739	3,558	3,119	(59)	(56)	4,697	6,266	(25)
Noninterest expense	405	419	565	411	417	(3)	(3)	824	871	(5)

Income/(loss) before income tax expense/(benefit)	(412)	(2,216)	(2,758)	(2,362)	(1,943)	81	79	(2,628)	(3,770)	30

Net income/(loss)	$(236)	$(1,286)	$(1,692)	$(1,448)	$(1,190)	82	80	$(1,522)	$(2,309)	34

Overhead ratio	30%	27%	37%	26%	26%			28%	26%

BUSINESS METRICS (in billions)
LOANS EXCLUDING PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	$94.8	$97.7	$101.4	$104.8	$108.2	(3)	(12)	$94.8	$108.2	(12)
Prime mortgage	44.6	46.8	47.5	50.0	53.2	(5)	(16)	44.6	53.2	(16)
Subprime mortgage	12.6	13.2	12.5	13.3	13.8	(5)	(9)	12.6	13.8	(9)
Option ARMs	8.5	8.6	8.5	8.9	9.0	(1)	(6)	8.5	9.0	(6)
Other	1.0	1.0	0.7	0.7	0.9	—	11	1.0	0.9	11

Total end-of-period loans owned	161.5	167.3	170.6	177.7	185.1	(3)	(13)	161.5	185.1	(13)
Average loans owned:
Home equity	96.3	99.5	103.3	106.6	110.1	(3)	(13)	97.9	111.7	(12)
Prime mortgage	45.7	47.9	48.8	51.7	54.9	(5)	(17)	46.8	56.4	(17)
Subprime mortgage	13.1	13.8	12.8	13.6	14.3	(5)	(8)	13.4	14.6	(8)
Option ARMs	8.6	8.7	8.7	8.9	9.1	(1)	(5)	8.7	9.0	(3)
Other	1.0	1.1	0.7	0.8	0.9	(9)	11	1.0	0.9	11

Total average loans owned	164.7	171.0	174.3	181.6	189.3	(4)	(13)	167.8	192.6	(13)
PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	25.5	26.0	26.5	27.1	27.7	(2)	(8)	25.5	27.7	(8)
Prime mortgage	18.5	19.2	19.7	20.2	20.8	(4)	(11)	18.5	20.8	(11)
Subprime mortgage	5.6	5.8	6.0	6.1	6.4	(3)	(13)	5.6	6.4	(13)
Option ARMs	27.3	28.3	29.0	29.8	30.5	(4)	(10)	27.3	30.5	(10)

Total end-of-period loans owned	76.9	79.3	81.2	83.2	85.4	(3)	(10)	76.9	85.4	(10)
Average loans owned:
Home equity	25.7	26.2	26.7	27.4	28.0	(2)	(8)	26.0	28.2	(8)
Prime mortgage	18.8	19.5	20.0	20.5	21.0	(4)	(10)	19.1	21.3	(10)
Subprime mortgage	5.8	5.9	6.1	6.2	6.5	(2)	(11)	5.8	6.6	(12)
Option ARMs	27.7	28.6	29.3	30.2	31.0	(3)	(11)	28.2	31.2	(10)

Total average loans owned	78.0	80.2	82.1	84.3	86.5	(3)	(10)	79.1	87.3	(9)
TOTAL REAL ESTATE PORTFOLIOS
End-of-period loans owned:
Home equity	120.3	123.7	127.9	131.9	135.9	(3)	(11)	120.3	135.9	(11)
Prime mortgage	63.1	66.0	67.2	70.2	74.0	(4)	(15)	63.1	74.0	(15)
Subprime mortgage	18.2	19.0	18.5	19.4	20.2	(4)	(10)	18.2	20.2	(10)
Option ARMs	35.8	36.9	37.5	38.7	39.5	(3)	(9)	35.8	39.5	(9)
Other	1.0	1.0	0.7	0.7	0.9	—	11	1.0	0.9	11

Total end-of-period loans owned	238.4	246.6	251.8	260.9	270.5	(3)	(12)	238.4	270.5	(12)
Average loans owned:
Home equity	122.0	125.7	130.0	134.0	138.1	(3)	(12)	123.9	139.9	(11)
Prime mortgage	64.5	67.4	68.8	72.2	75.9	(4)	(15)	65.9	77.7	(15)
Subprime mortgage	18.9	19.7	18.9	19.8	20.8	(4)	(9)	19.2	21.2	(9)
Option ARMs	36.3	37.3	38.0	39.1	40.1	(3)	(9)	36.9	40.2	(8)
Other	1.0	1.1	0.7	0.8	0.9	(9)	11	1.0	0.9	11

Total average loans owned	242.7	251.2	256.4	265.9	275.8	(3)	(12)	246.9	279.9	(12)
Average assets	230.3	240.2	247.3	258.3	269.5	(4)	(15)	235.2	274.7	(14)
Home equity origination volume	0.3	0.3	0.4	0.5	0.6	—	(50)	0.6	1.5	(60)

(a)	Purchased credit-impaired loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the underlying loans are contractually past due.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
REAL ESTATE PORTFOLIOS (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding purchased credit-impaired loans (a)
Home equity	$796	$1,126	$1,177	$1,142	$1,265	(29)%	(37)%	$1,922	$2,363	(19)%
Prime mortgage	251	453	568	518	479	(45)	(48)	704	786	(10)
Subprime mortgage	282	457	452	422	410	(38)	(31)	739	774	(5)
Option ARMs	22	23	29	15	15	(4)	47	45	19	137
Other	21	16	24	19	20	31	5	37	35	6

Total net charge-offs	1,372	2,075	2,250	2,116	2,189	(34)	(37)	3,447	3,977	(13)
Net charge-off rate excluding purchased credit-impaired loans (a)
Home equity	3.32%	4.59%	4.52%	4.25%	4.61%			3.96%	4.27%
Prime mortgage	2.20	3.84	4.62	3.98	3.50			3.03	2.81
Subprime mortgage	8.63	13.43	14.01	12.31	11.50			11.12	10.69
Option ARMs	1.03	1.07	1.32	0.67	0.66			1.04	0.43
Other	8.42	5.90	13.60	9.42	8.91			7.46	7.84
Total net charge-off rate excluding purchased credit-impaired loans	3.34	4.92	5.12	4.62	4.64			4.14	4.16
Net charge-off rate — reported
Home equity	2.62	3.63	3.59	3.38	3.67			3.13	3.41
Prime mortgage	1.56	2.73	3.28	2.85	2.53			2.15	2.04
Subprime mortgage	5.98	9.41	9.49	8.46	7.91			7.76	7.36
Option ARMs	0.24	0.25	0.30	0.15	0.15			0.25	0.10
Other	8.42	5.90	13.60	9.42	8.91			7.46	7.84
Total net charge-off rate — reported	2.27	3.35	3.48	3.16	3.18			2.82	2.87
30+ day delinquency rate excluding purchased credit-impaired loans (b)	6.88	7.28	7.73	7.46	6.46			6.88	6.46
Allowance for loan losses	$14,127	$14,127	$12,752	$11,261	$9,821	—	44	$14,127	$9,821	44
Nonperforming assets (c)	10,121	10,313	10,347	10,196	9,085	(2)	11	10,121	9,085	11
Allowance for loan losses to ending loans retained	5.93%	5.73%	5.06%	4.32%	3.63%			5.93%	3.63%
Allowance for loan losses to ending loans retained excluding purchased credit-impaired loans (a)	7.01	6.76	6.55	5.72	5.31			7.01	5.31

(a)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $2.8 billion, $2.8 billion, $1.6 billion and $1.1 billion was recorded for these loans at June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, which has also been excluded from the applicable ratios. No allowance for loan losses was recorded at June 30, 2009. To date, no charge-offs have been recorded for these loans.

(b)	The delinquency rate for purchased credit-impaired loans was 27.91%, 28.49%, 27.79%, 25.56% and 23.37% at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.

(c)	Excludes purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
INCOME STATEMENT (a)
REVENUE
Credit card income	$908	$813	$931	$916	$921	12%	(1)%	$1,721	$1,765	(2)%
All other income	(47)	(55)	(46)	(85)	(364)	15	87	(102)	(561)	82

Noninterest revenue	861	758	885	831	557	14	55	1,619	1,204	34
Net interest income	3,356	3,689	4,263	4,328	4,311	(9)	(22)	7,045	8,793	(20)

TOTAL NET REVENUE	4,217	4,447	5,148	5,159	4,868	(5)	(13)	8,664	9,997	(13)

Provision for credit losses	2,221	3,512	4,239	4,967	4,603	(37)	(52)	5,733	9,256	(38)

NONINTEREST EXPENSE
Compensation expense	327	330	336	354	329	(1)	(1)	657	686	(4)
Noncompensation expense	986	949	938	829	873	4	13	1,935	1,723	12
Amortization of intangibles	123	123	122	123	131	—	(6)	246	270	(9)

TOTAL NONINTEREST EXPENSE	1,436	1,402	1,396	1,306	1,333	2	8	2,838	2,679	6

Income/(loss) before income tax expense/(benefit)	560	(467)	(487)	(1,114)	(1,068)	NM	NM	93	(1,938)	NM
Income tax expense/(benefit)	217	(164)	(181)	(414)	(396)	NM	NM	53	(719)	NM

NET INCOME/(LOSS)	$343	$(303)	$(306)	$(700)	$(672)	NM	NM	$40	$(1,219)	NM

Memo: Net securitization income/(loss)	N/A	N/A	$17	$(43)	$(268)	NM	NM	N/A	$(448)	NM

FINANCIAL RATIOS (a)
ROE	9%	(8)%	(8)%	(19)%	(18)%			1%	(16)%
Overhead ratio	34	32	27	25	27			33	27
Percentage of average outstandings:
Net interest income	9.20	9.60	10.36	10.15	9.93			9.41	9.92
Provision for credit losses	6.09	9.14	10.30	11.65	10.60			7.66	10.44
Noninterest revenue	2.36	1.97	2.15	1.95	1.28			2.16	1.36
Risk adjusted margin (b)	5.47	2.43	2.21	0.45	0.61			3.91	0.84
Noninterest expense	3.94	3.65	3.39	3.06	3.07			3.79	3.02
Pretax income/(loss) (ROO) (c)	1.54	(1.22)	(1.18)	(2.61)	(2.46)			0.12	(2.19)
Net income/(loss)	0.94	(0.79)	(0.74)	(1.64)	(1.55)			0.05	(1.38)

BUSINESS METRICS
Sales volume (in billions)	$78.1	$69.4	$78.8	$74.7	$74.0	13	6	$147.5	$140.6	5
New accounts opened (in millions)	2.7	2.5	3.2	2.4	2.4	8	13	5.2	4.6	13
Open accounts (in millions)	88.9	88.9	93.3	93.6	100.3	—	(11)	88.9	100.3	(11)

Merchant acquiring business
Bank card volume (in billions)	$117.1	$108.0	$110.4	$103.5	$101.4	8	15	$225.1	$195.8	15
Total transactions (in billions)	5.0	4.7	4.9	4.5	4.5	6	11	9.7	8.6	13

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Represents total net revenue less provision for credit losses.

(c)	Pretax return on average managed outstandings.

N/A:	Not applicable.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans on balance sheets	$142,994	$149,260	$78,786	$78,215	$85,736	(4)%	67%	$142,994	$85,736	67%
Securitized loans (a)	N/A	N/A	84,626	87,028	85,790	NM	NM	N/A	85,790	NM

Total loans	142,994	149,260	163,412	165,243	171,526	(4)	(17)	142,994	171,526	(17)

Equity	15,000	15,000	15,000	15,000	15,000	—	—	15,000	15,000	—

SELECTED BALANCE SHEET DATA (Average)
Managed assets	146,816	156,968	184,535	192,141	193,310	(6)	(24)	151,864	197,234	(23)
Loans:
Loans on balance sheets	146,302	155,790	77,759	83,146	89,692	(6)	63	151,020	93,715	61
Securitized loans (a)	N/A	N/A	85,452	86,017	84,417	NM	NM	N/A	85,015	NM

Total average loans	146,302	155,790	163,211	169,163	174,109	(6)	(16)	151,020	178,730	(16)

Equity	15,000	15,000	15,000	15,000	15,000	—	—	15,000	15,000	—

Headcount	21,529	22,478	22,676	22,850	22,897	(4)	(6)	21,529	22,897	(6)

CREDIT QUALITY STATISTICS (a)
Net charge-offs	$3,721	$4,512	$3,839	$4,392	$4,353	(18)	(15)	$8,233	$7,846	5
Net charge-off rate (b)	10.20%	11.75%	9.33%	10.30%	10.03%			10.99%	8.85%

Delinquency rates
30+ day (b)	4.96%	5.62%	6.28%	5.99%	5.86%			4.96%	5.86%
90+ day (b)	2.76	3.15	3.59	2.76	3.25			2.76	3.25

Allowance for loan losses (c)	$14,524	$16,032	$9,672	$9,297	$8,839	(9)	64	$14,524	$8,839	64
Allowance for loan losses to period-end loans (c) (d)	10.16%	10.74%	12.28%	11.89%	10.31%			10.16%	10.31%

KEY STATS — WASHINGTON MUTUAL ONLY
Loans	$15,615	$17,204	$19,653	$21,163	$23,093	(9)	(32)	$15,615	$23,093	(32)
Average loans	16,455	18,607	20,377	22,287	24,418	(12)	(33)	17,525	25,990	(33)
Net interest income (e)	14.97%	15.06%	17.12%	17.04%	17.90%			15.02%	17.14%
Risk adjusted margin (e) (f)	15.43	2.47	(0.66)	(4.45)	(3.89)			8.59	0.49
Net charge-off rate (g)	19.53	24.14	20.49	21.94	19.17			21.97	16.75
30+ day delinquency rate (g)	8.86	10.49	12.72	12.44	11.98			8.86	11.98
90+ day delinquency rate (g)	5.17	6.32	7.76	6.21	6.85			5.17	6.85

KEY STATS — EXCLUDING WASHINGTON MUTUAL
Loans	$127,379	$132,056	$143,759	$144,080	$148,433	(4)	(14)	$127,379	$148,433	(14)
Average loans	129,847	137,183	142,834	146,876	149,691	(5)	(13)	133,495	152,740	(13)
Net interest income (e)	8.47%	8.86%	9.40%	9.10%	8.63%			8.67%	8.69%
Risk adjusted margin (e) (f)	4.21	2.43	2.62	1.19	1.34			3.30	0.89
Net charge-off rate	9.02	10.54	8.64	9.41	8.97			9.80	7.90
30+ day delinquency rate	4.48	4.99	5.52	5.38	5.27			4.48	5.27
90+ day delinquency rate	2.47	2.74	3.13	2.48	2.90			2.47	2.90

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Results reflect the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the Washington Mutual Master Trust. Net charge-off rate is not impacted in the quarter ended June 30, 2010. Delinquency rates for June 30, 2010 and March 31, 2010 are not impacted.

(c)	Based on loans on the Consolidated Balance Sheets.

(d)	Includes $1.0 billion, $3.0 billion and $5.0 billion of loans at December 31, 2009, September 30, 2009 and June 30, 2009, respectively, held by the Washington Mutual Master Trust, which were consolidated onto the Card Services balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009, September 30, 2009 and June 30, 2009. Excluding these loans, the allowance for loan losses to period-end loans would have been 12.43%, 12.36% and 10.95%, respectively.

(e)	As a percentage of average managed outstandings.

(f)	Represents total net revenue less provision for credit losses.

(g)	Excludes the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the Washington Mutual Master Trust. Net charge-off rate is not impacted in the quarter ended June 30, 2010. Delinquency rates for June 30, 2010 and March 31, 2010 are not impacted.

N/A:	Not applicable.

JPMORGAN CHASE & CO.
CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
INCOME STATEMENT DATA
Credit card income
Reported	$908	$813	$1,306	$1,201	$1,215	12%	(25)%	$1,721	$2,599	(34)%
Securitization adjustments (a)	N/A	N/A	(375)	(285)	(294)	NM	NM	N/A	(834)	NM

Managed credit card income	$908	$813	$931	$916	$921	12	(1)	$1,721	$1,765	(2)

Net interest income
Reported	$3,356	$3,689	$2,271	$2,345	$2,353	(9)	43	$7,045	$4,831	46
Securitization adjustments (a)	N/A	N/A	1,992	1,983	1,958	NM	NM	N/A	3,962	NM

Managed net interest income	$3,356	$3,689	$4,263	$4,328	$4,311	(9)	(22)	$7,045	$8,793	(20)

Total net revenue
Reported	$4,217	$4,447	$3,531	$3,461	$3,204	(5)	32	$8,664	$6,869	26
Securitization adjustments (a)	N/A	N/A	1,617	1,698	1,664	NM	NM	N/A	3,128	NM

Managed total net revenue	$4,217	$4,447	$5,148	$5,159	$4,868	(5)	(13)	$8,664	$9,997	(13)

Provision for credit losses
Reported	$2,221	$3,512	$2,622	$3,269	$2,939	(37)	(24)	$5,733	$6,128	(6)
Securitization adjustments (a)	N/A	N/A	1,617	1,698	1,664	NM	NM	N/A	3,128	NM

Managed provision for credit losses	$2,221	$3,512	$4,239	$4,967	$4,603	(37)	(52)	$5,733	$9,256	(38)

BALANCE SHEETS — AVERAGE BALANCES
Total average assets
Reported	$146,816	$156,968	$102,748	$109,362	$111,722	(6)	31	$151,864	$115,052	32
Securitization adjustments (a)	N/A	N/A	81,787	82,779	81,588	NM	NM	N/A	82,182	NM

Managed average assets	$146,816	$156,968	$184,535	$192,141	$193,310	(6)	(24)	$151,864	$197,234	(23)

CREDIT QUALITY STATISTICS
Net charge-offs
Reported	$3,721	$4,512	$2,222	$2,694	$2,689	(18)	38	$8,233	$4,718	75
Securitization adjustments (a)	N/A	N/A	1,617	1,698	1,664	NM	NM	N/A	3,128	NM

Managed net charge-offs	$3,721	$4,512	$3,839	$4,392	$4,353	(18)	(15)	$8,233	$7,846	5

Net charge-off rates
Reported	10.20%	11.75%	11.34%	12.85%	12.03%			10.99%	10.15%
Securitized (a)	N/A	N/A	7.51	7.83	7.91			N/A	7.42
Managed net charge-off rate	10.20	11.75	9.33	10.30	10.03			10.99	8.85

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

N/A:	Not applicable.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$280	$277	$279	$269	$270	1%	4%	$557	$533	5%
Asset management, administration and commissions	36	37	35	35	36	(3)	—	73	70	4
All other income (a)	230	186	149	170	152	24	51	416	277	50

Noninterest revenue	546	500	463	474	458	9	19	1,046	880	19
Net interest income	940	916	943	985	995	3	(6)	1,856	1,975	(6)

TOTAL NET REVENUE (b)	1,486	1,416	1,406	1,459	1,453	5	2	2,902	2,855	2

Provision for credit losses	(235)	214	494	355	312	NM	NM	(21)	605	NM

NONINTEREST EXPENSE
Compensation expense	196	206	183	196	197	(5)	(1)	402	397	1
Noncompensation expense	337	324	351	339	327	4	3	661	669	(1)
Amortization of intangibles	9	9	9	10	11	—	(18)	18	22	(18)

TOTAL NONINTEREST EXPENSE	542	539	543	545	535	1	1	1,081	1,088	(1)

Income before income tax expense	1,179	663	369	559	606	78	95	1,842	1,162	59
Income tax expense	486	273	145	218	238	78	104	759	456	66

NET INCOME	$693	$390	$224	$341	$368	78	88	$1,083	$706	53

Revenue by product:
Lending	$649	$658	$639	$675	$684	(1)	(5)	$1,307	$1,349	(3)
Treasury services	665	638	645	672	679	4	(2)	1,303	1,325	(2)
Investment banking	115	105	108	99	114	10	1	220	187	18
Other	57	15	14	13	(24)	280	NM	72	(6)	NM

Total Commercial Banking revenue	$1,486	$1,416	$1,406	$1,459	$1,453	5	2	$2,902	$2,855	2

IB revenue, gross (c)	$333	$311	$328	$301	$328	7	2	$644	$534	21

Revenue by client segment:
Middle Market Banking	$767	$746	$760	$771	$772	3	(1)	$1,513	$1,524	(1)
Commercial Term Lending	237	229	191	232	224	3	6	466	452	3
Mid-Corporate Banking	285	263	277	278	305	8	(7)	548	547	—
Real Estate Banking	125	100	100	121	120	25	4	225	240	(6)
Other	72	78	78	57	32	(8)	125	150	92	63

Total Commercial Banking revenue	$1,486	$1,416	$1,406	$1,459	$1,453	5	2	$2,902	$2,855	2

FINANCIAL RATIOS
ROE	35%	20%	11%	17%	18%			27%	18%
Overhead ratio	36	38	39	37	37			37	38

(a)	Revenue from investment banking products sold to Commercial Banking (“CB”) clients and commercial card revenue is included in all other income.

(b)	Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities as well as tax-exempt income from municipal bond activity of $49 million, $45 million, $53 million, $43 million and $39 million for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively, and $94 million and $74 million for year-to-date 2010 and 2009, respectively.

(c)	Represents the total revenue related to investment banking products sold to CB clients.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans retained	$95,090	$95,435	$97,108	$101,608	$105,556	—%	(10)%	$95,090	$105,556	(10)%
Loans held-for-sale and loans at fair value	446	294	324	288	296	52	51	446	296	51

Total loans	95,536	95,729	97,432	101,896	105,852	—	(10)	95,536	105,852	(10)
Equity	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000	—

SELECTED BALANCE SHEET DATA (Average)
Total assets	$133,309	$133,013	$129,948	$130,316	$137,283	—	(3)	$133,162	$140,771	(5)
Loans:
Loans retained	95,521	96,317	99,794	103,752	108,750	(1)	(12)	95,917	111,146	(14)
Loans held-for-sale and loans at fair value	391	297	386	297	288	32	36	344	292	18

Total loans	95,912	96,614	100,180	104,049	109,038	(1)	(12)	96,261	111,438	(14)
Liability balances (a)	136,770	133,142	122,471	109,293	105,829	3	29	134,966	110,377	22
Equity	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000	—

Average loans by client segment:
Middle Market Banking	$34,424	$33,919	$34,794	$36,200	$38,193	1	(10)	$34,173	$39,453	(13)
Commercial Term Lending	35,956	36,057	36,507	36,943	36,963	—	(3)	36,006	36,889	(2)
Mid-Corporate Banking	11,875	12,258	13,510	14,933	17,012	(3)	(30)	12,065	17,710	(32)
Real Estate Banking	9,814	10,438	11,133	11,547	12,347	(6)	(21)	10,124	12,803	(21)
Other	3,843	3,942	4,236	4,426	4,523	(3)	(15)	3,893	4,583	(15)

Total Commercial Banking loans	$95,912	$96,614	$100,180	$104,049	$109,038	(1)	(12)	$96,261	$111,438	(14)

Headcount	4,808	4,701	4,151	4,177	4,228	2	14	4,808	4,228	14

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$176	$229	$483	$291	$181	(23)	(3)	$405	$315	29
Nonperforming loans:
Nonperforming loans retained (b)	3,036	2,947	2,764	2,284	2,090	3	45	3,036	2,090	45
Nonperforming loans held-for-sale and loans at fair value	41	49	37	18	21	(16)	95	41	21	95

Total nonperforming loans	3,077	2,996	2,801	2,302	2,111	3	46	3,077	2,111	46
Nonperforming assets	3,285	3,186	2,989	2,461	2,255	3	46	3,285	2,255	46
Allowance for credit losses:
Allowance for loan losses	2,686	3,007	3,025	3,063	3,034	(11)	(11)	2,686	3,034	(11)
Allowance for lending-related commitments	267	359	349	300	272	(26)	(2)	267	272	(2)

Total allowance for credit losses	2,953	3,366	3,374	3,363	3,306	(12)	(11)	2,953	3,306	(11)

Net charge-off rate	0.74%	0.96%	1.92%	1.11%	0.67%			0.85%	0.57%
Allowance for loan losses to period-end loans retained	2.82	3.15	3.12	3.01	2.87			2.82	2.87
Allowance for loan losses to average loans retained	2.81	3.12	3.03	2.95	2.79			2.80	2.73
Allowance for loan losses to nonperforming loans retained	88	102	109	134	145			88	145
Nonperforming loans to total period-end loans	3.22	3.13	2.87	2.26	1.99			3.22	1.99
Nonperforming loans to total average loans	3.21	3.10	2.80	2.21	1.94			3.20	1.89

(a)	Liability balances include deposits, as well as deposits that are swept to on—balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.

(b)	Allowance for loan losses of $586 million, $612 million, $581 million, $496 million and $460 million were held against nonperforming loans retained at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$313	$311	$330	$316	$314	1%	—%	$624	$639	(2)%
Asset management, administration and commissions	705	659	675	620	710	7	(1)	1,364	1,336	2
All other income	209	176	212	201	221	19	(5)	385	418	(8)

Noninterest revenue	1,227	1,146	1,217	1,137	1,245	7	(1)	2,373	2,393	(1)
Net interest income	654	610	618	651	655	7	—	1,264	1,328	(5)

TOTAL NET REVENUE	1,881	1,756	1,835	1,788	1,900	7	(1)	3,637	3,721	(2)

Provision for credit losses	(16)	(39)	53	13	(5)	59	(220)	(55)	(11)	(400)
Credit reimbursement to IB (a)	(30)	(30)	(30)	(31)	(30)	—	—	(60)	(60)	—

NONINTEREST EXPENSE
Compensation expense	697	657	668	629	618	6	13	1,354	1,247	9
Noncompensation expense	684	650	704	633	650	5	5	1,334	1,321	1
Amortization of intangibles	18	18	19	18	20	—	(10)	36	39	(8)

TOTAL NONINTEREST EXPENSE	1,399	1,325	1,391	1,280	1,288	6	9	2,724	2,607	4

Income before income tax expense	468	440	361	464	587	6	(20)	908	1,065	(15)
Income tax expense	176	161	124	162	208	9	(15)	337	378	(11)

NET INCOME	$292	$279	$237	$302	$379	5	(23)	$571	$687	(17)

REVENUE BY BUSINESS
Treasury Services	$926	$882	$918	$919	$934	5	(1)	$1,808	$1,865	(3)
Worldwide Securities Services	955	874	917	869	966	9	(1)	1,829	1,856	(1)

TOTAL NET REVENUE	$1,881	$1,756	$1,835	$1,788	$1,900	7	(1)	$3,637	$3,721	(2)

FINANCIAL RATIOS
ROE	18%	17%	19%	24%	30%			18%	28%
Overhead ratio	74	75	76	72	68			75	70
Pretax margin ratio (b)	25	25	20	26	31			25	29

SELECTED BALANCE SHEET DATA (Period-end)
Loans (c)	$24,513	$24,066	$18,972	$19,693	$17,929	2	37	$24,513	$17,929	37
Equity	6,500	6,500	5,000	5,000	5,000	—	30	6,500	5,000	30

SELECTED BALANCE SHEET DATA (Average)
Total assets	$42,868	$38,273	$36,589	$33,117	$35,520	12	21	$40,583	$37,092	9
Loans (c)	22,137	19,578	18,888	17,062	17,524	13	26	20,865	18,825	11
Liability balances (d)	246,690	247,905	250,695	231,502	234,163	—	5	247,294	255,208	(3)
Equity	6,500	6,500	5,000	5,000	5,000	—	30	6,500	5,000	30

Headcount	27,943	27,223	26,609	26,389	27,252	3	3	27,943	27,252	3

(a)	IB credit portfolio group manages certain exposures on behalf of clients shared with TSS. TSS reimburses IB for a portion of the total cost of managing the credit portfolio. IB recognizes this credit reimbursement as a component of noninterest revenue.

(b)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	Loan balances include wholesale overdrafts, commercial card and trade finance loans.

(d)	Liability balances include deposits, as well as deposits that are swept to on—balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
     TSS firmwide metrics include revenue recorded in the CB, Retail Banking and Asset Management (“AM”) lines of business and excludes FX revenue recorded in the IB for TSS-related FX activity. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
TSS FIRMWIDE DISCLOSURES
TS revenue — reported	$926	$882	$918	$919	$934	5%	(1)%	$1,808	$1,865	(3)%
TS revenue reported in CB	665	638	645	672	679	4	(2)	1,303	1,325	(2)
TS revenue reported in other lines of business	62	56	57	63	63	11	(2)	118	125	(6)

TS firmwide revenue (a)	1,653	1,576	1,620	1,654	1,676	5	(1)	3,229	3,315	(3)
Worldwide Securities Services revenue	955	874	917	869	966	9	(1)	1,829	1,856	(1)

TSS firmwide revenue (a)	$2,608	$2,450	$2,537	$2,523	$2,642	6	(1)	$5,058	$5,171	(2)

TS firmwide liability balances (average) (b)	$303,224	$305,105	$289,024	$261,059	$258,312	(1)	17	$304,159	$273,892	11
TSS firmwide liability balances (average) (b)	383,460	381,047	373,166	340,795	339,992	1	13	382,260	365,584	5

TSS FIRMWIDE FINANCIAL RATIOS
TS firmwide overhead ratio (c)	54%	55%	54%	52%	51%			55%	52%
TSS firmwide overhead ratio (c)	64	65	66	62	59			65	61

FIRMWIDE BUSINESS METRICS
Assets under custody (in billions)	$14,857	$15,283	$14,885	$14,887	$13,748	(3)	8	$14,857	$13,748	8

Number of:
US$ ACH transactions originated (in millions)	970	949	975	965	978	2	(1)	1,919	1,956	(2)
Total US$ clearing volume (in thousands)	30,531	28,669	29,493	28,604	28,193	6	8	59,200	55,379	7
International electronic funds transfer volume (in thousands) (d)	58,484	55,754	53,354	48,533	47,096	5	24	114,238	91,461	25
Wholesale check volume (in millions)	526	478	514	530	572	10	(8)	1,004	1,140	(12)
Wholesale cards issued (in thousands) (e)	28,066	27,352	27,138	26,977	25,501	3	10	28,066	25,501	10

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$—	$—	$—	$—	$17	—	NM	$—	$19	NM
Nonperforming loans	14	14	14	14	14	—	—	14	14	—
Allowance for credit losses:
Allowance for loan losses	48	57	88	15	15	(16)	220	48	15	220
Allowance for lending-related commitments	68	76	84	104	92	(11)	(26)	68	92	(26)

Total allowance for credit losses	116	133	172	119	107	(13)	8	116	107	8

Net charge-offs rate	—%	—%	—%	—%	0.39%			—%	0.20%
Allowance for loan losses to period-end loans	0.20	0.24	0.46	0.08	0.08			0.20	0.08
Allowance for loan losses to average loans	0.22	0.29	0.47	0.09	0.09			0.23	0.08
Allowance for loan losses to nonperforming loans	343	407	NM	107	107			343	107
Nonperforming loans to period-end loans	0.06	0.06	0.07	0.07	0.08			0.06	0.08
Nonperforming loans to average loans	0.06	0.07	0.07	0.08	0.08			0.07	0.07

(a)	TSS firmwide revenue includes foreign exchange (“FX”) revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of IB. However, some of the FX revenue associated with TSS customers who are FX customers of IB is not included in TS and TSS firmwide revenue. The total FX revenue generated was $175 million, $137 million, $162 million, $154 million and $191 million for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively, and $312 million and $345 million for year-to-date 2010 and 2009, respectively.

(b)	Firmwide liability balances include liability balances recorded in CB.

(c)	Overhead ratios have been calculated based on firmwide revenue and TSS and TS expense, respectively, including those allocated to certain other lines of business. FX revenue and expense recorded in IB for TSS-related FX activity are not included in this ratio.

(d)	International electronic funds transfer includes non-U.S. dollar Automated Clearing House (“ACH”) and clearing volume.

(e)	Wholesale cards issued and outstanding include U.S. domestic commercial, stored value, prepaid and government electronic benefit card products.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,522	$1,508	$1,632	$1,443	$1,315	1%	16%	$3,030	$2,546	19%
All other income	177	266	191	238	253	(33)	(30)	443	322	38

Noninterest revenue	1,699	1,774	1,823	1,681	1,568	(4)	8	3,473	2,868	21
Net interest income	369	357	372	404	414	3	(11)	726	817	(11)

TOTAL NET REVENUE	2,068	2,131	2,195	2,085	1,982	(3)	4	4,199	3,685	14

Provision for credit losses	5	35	58	38	59	(86)	(92)	40	92	(57)

NONINTEREST EXPENSE
Compensation expense	861	910	907	858	810	(5)	6	1,771	1,610	10
Noncompensation expense	527	514	543	474	525	3	—	1,041	1,004	4
Amortization of intangibles	17	18	20	19	19	(6)	(11)	35	38	(8)

TOTAL NONINTEREST EXPENSE	1,405	1,442	1,470	1,351	1,354	(3)	4	2,847	2,652	7

Income before income tax expense	658	654	667	696	569	1	16	1,312	941	39
Income tax expense	267	262	243	266	217	2	23	529	365	45

NET INCOME	$391	$392	$424	$430	$352	—	11	$783	$576	36

REVENUE BY CLIENT SEGMENT
Private Bank	$695	$698	$723	$639	$640	—	9	$1,393	$1,223	14
Retail	482	415	445	471	411	16	17	897	664	35
Institutional	433	566	584	534	487	(23)	(11)	999	947	5
Private Wealth Management	348	343	331	339	334	1	4	691	646	7
JPMorgan Securities (a)	110	109	112	102	110	1	—	219	205	7

TOTAL NET REVENUE	$2,068	$2,131	$2,195	$2,085	$1,982	(3)	4	$4,199	$3,685	14

FINANCIAL RATIOS
ROE	24%	24%	24%	24%	20%			24%	17%
Overhead ratio	68	68	67	65	68			68	72
Pretax margin ratio (b)	32	31	30	33	29			31	26

SELECTED BALANCE SHEET DATA (Period-end)
Loans	$38,744	$37,088	$37,755	$35,925	$35,474	4	9	$38,744	$35,474	9
Equity	6,500	6,500	7,000	7,000	7,000	—	(7)	6,500	7,000	(7)

SELECTED BALANCE SHEET DATA (Average)
Total assets	$63,426	$62,525	$63,036	$60,345	$59,334	1	7	$62,978	$58,783	7
Loans	37,407	36,602	36,137	34,822	34,292	2	9	37,007	34,438	7
Deposits	86,453	80,662	77,352	73,649	75,355	7	15	83,573	78,534	6
Equity	6,500	6,500	7,000	7,000	7,000	—	(7)	6,500	7,000	(7)

Headcount	16,019	15,321	15,136	14,919	14,840	5	8	16,019	14,840	8

(a)	JPMorgan Securities was formerly known as Bear Stearns Private Client Services prior to January 1, 2010.

(b)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
BUSINESS METRICS
Number of:
Client advisors	2,055	1,987	1,934	1,891	1,838	3%	12%	2,055	1,838	12%
Retirement planning services participants (in thousands)	1,653	1,651	1,628	1,620	1,595	—	4	1,653	1,595	4
JPMorgan Securities brokers (a)	402	390	376	365	362	3	11	402	362	11
% of customer assets in 4 & 5 Star Funds (b)	43%	43%	42%	39%	45%	—	(4)	43%	45%	(4)
% of AUM in 1st and 2nd quartiles: (c)
1 year	58%	55%	57%	60%	62%	5	(6)	58%	62%	(6)
3 years	67%	67%	62%	70%	69%	—	(3)	67%	69%	(3)
5 years	78%	77%	74%	74%	80%	1	(3)	78%	80%	(3)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$27	$28	$35	$17	$46	(4)	(41)	$55	$65	(15)
Nonperforming loans	309	475	580	409	313	(35)	(1)	309	313	(1)
Allowance for credit losses:
Allowance for loan losses	250	261	269	251	226	(4)	11	250	226	11
Allowance for lending-related commitments	3	13	9	5	4	(77)	(25)	3	4	(25)

Total allowance for credit losses	253	274	278	256	230	(8)	10	253	230	10
Net charge-off rate	0.29%	0.31%	0.38%	0.19%	0.54%			0.30%	0.38%
Allowance for loan losses to period-end loans	0.65	0.70	0.71	0.70	0.64			0.65	0.64
Allowance for loan losses to average loans	0.67	0.71	0.74	0.72	0.66			0.68	0.66
Allowance for loan losses to nonperforming loans	81	55	46	61	72			81	72
Nonperforming loans to period-end loans	0.80	1.28	1.54	1.14	0.88			0.80	0.88
Nonperforming loans to average loans	0.83	1.30	1.61	1.17	0.91			0.83	0.91

(a)	JPMorgan Securities was formerly known as Bear Stearns Private Client Services prior to January 1, 2010.

(b)	Derived from Morningstar for the United States, the United Kingdom, Luxembourg, France, Hong Kong and Taiwan; and Nomura for Japan.

(c)	Quartile ranking sourced from Lipper for the United States and Taiwan; Morningstar for the United Kingdom, Luxembourg, France and Hong Kong; and Nomura for Japan.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						June 30, 2010
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2010	2010	2009	2009	2009	2010	2009
ASSETS UNDER SUPERVISION (a)
Assets by asset class
Liquidity	$489	$521	$591	$634	$617	(6)%	(21)%
Fixed income	259	246	226	215	194	5	34
Equities and multi-asset	322	355	339	316	264	(9)	22
Alternatives	91	97	93	94	96	(6)	(5)

TOTAL ASSETS UNDER MANAGEMENT	1,161	1,219	1,249	1,259	1,171	(5)	(1)
Custody / brokerage / administration / deposits	479	488	452	411	372	(2)	29

TOTAL ASSETS UNDER SUPERVISION	$1,640	$1,707	$1,701	$1,670	$1,543	(4)	6

Assets by client segment
Institutional	$634	$669	$709	$737	$697	(5)	(9)
Private Bank	177	184	187	180	179	(4)	(1)
Retail	269	282	270	256	216	(5)	25
Private Wealth Management	66	70	69	71	67	(6)	(1)
JPMorgan Securities (b)	15	14	14	15	12	7	25

TOTAL ASSETS UNDER MANAGEMENT	$1,161	$1,219	$1,249	$1,259	$1,171	(5)	(1)

Institutional	$636	$670	$710	$737	$697	(5)	(9)
Private Bank	469	476	452	414	390	(1)	20
Retail	351	371	355	339	289	(5)	21
Private Wealth Management	130	133	129	131	123	(2)	6
JPMorgan Securities (b)	54	57	55	49	44	(5)	23

TOTAL ASSETS UNDER SUPERVISION	$1,640	$1,707	$1,701	$1,670	$1,543	(4)	6

Assets by geographic region
U.S. / Canada	$791	$815	$837	$862	$814	(3)	(3)
International	370	404	412	397	357	(8)	4

TOTAL ASSETS UNDER MANAGEMENT	$1,161	$1,219	$1,249	$1,259	$1,171	(5)	(1)

U.S. / Canada	$1,151	$1,189	$1,182	$1,179	$1,103	(3)	4
International	489	518	519	491	440	(6)	11

TOTAL ASSETS UNDER SUPERVISION	$1,640	$1,707	$1,701	$1,670	$1,543	(4)	6

Mutual fund assets by asset class
Liquidity	$440	$470	$539	$576	$569	(6)	(23)
Fixed income	79	76	67	57	48	4	65
Equities and multi-asset	133	150	143	133	111	(11)	20
Alternatives	8	9	9	10	9	(11)	(11)

TOTAL MUTUAL FUND ASSETS	$660	$705	$758	$776	$737	(6)	(10)

(a)	Excludes assets under management of American Century Companies, Inc. in which the Firm has had a 42% ownership in all the periods presented.

(b)	JPMorgan Securities was formerly known as Bear Stearns Private Client Services prior to January 1, 2010.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS					YEAR-TO-DATE
	2Q10	1Q10	4Q09	3Q09	2Q09	2010	2009
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,219	$1,249	$1,259	$1,171	$1,115	$1,249	$1,133
Net asset flows:
Liquidity	(29)	(62)	(44)	9	(7)	(91)	12
Fixed income	12	16	12	13	8	28	9
Equities, multi-asset and alternatives	1	6	8	12	2	7	(3)
Market / performance / other impacts	(42)	10	14	54	53	(32)	20

TOTAL ASSETS UNDER MANAGEMENT	$1,161	$1,219	$1,249	$1,259	$1,171	$1,161	$1,171

Assets under supervision rollforward
Beginning balance	$1,707	$1,701	$1,670	$1,543	$1,464	$1,701	$1,496
Net asset flows	(4)	(10)	(11)	45	(9)	(14)	16
Market / performance / other impacts	(63)	16	42	82	88	(47)	31

TOTAL ASSETS UNDER SUPERVISION	$1,640	$1,707	$1,701	$1,670	$1,543	$1,640	$1,543

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Principal transactions	$(69)	$547	$715	$1,109	$1,243	NM %	NM %	$478	$(250)	NM %
Securities gains	990	610	378	181	366	62	170	1,600	580	176
All other income	182	124	13	273	(209)	47	NM	306	(228)	NM

Noninterest revenue	1,103	1,281	1,106	1,563	1,400	(14)	(21)	2,384	102	NM
Net interest income	747	1,076	978	1,031	865	(31)	(14)	1,823	1,854	(2)

TOTAL NET REVENUE (a)	1,850	2,357	2,084	2,594	2,265	(22)	(18)	4,207	1,956	115

Provision for credit losses	(2)	17	9	62	9	NM	NM	15	9	67

NONINTEREST EXPENSE
Compensation expense	770	475	747	768	655	62	18	1,245	1,296	(4)
Noncompensation expense (b)	1,468	3,041	1,058	875	1,319	(52)	11	4,509	1,664	171
Merger costs	—	—	30	103	143	—	NM	—	348	NM

Subtotal	2,238	3,516	1,835	1,746	2,117	(36)	6	5,754	3,308	74
Net expense allocated to other businesses	(1,192)	(1,180)	(1,219)	(1,243)	(1,253)	(1)	5	(2,372)	(2,532)	6

TOTAL NONINTEREST EXPENSE	1,046	2,336	616	503	864	(55)	21	3,382	776	336

Income/(loss) before income tax expense (benefit) and extraordinary gain	806	4	1,459	2,029	1,392	NM	(42)	810	1,171	(31)

Income tax expense/(benefit) (c)	153	(224)	262	818	584	NM	(74)	(71)	625	NM

Income/(loss) before extraordinary gain	653	228	1,197	1,211	808	186	(19)	881	546	61
Extraordinary gain (d)	—	—	—	76	—	—	—	—	—	—

NET INCOME/(LOSS)	$653	$228	$1,197	$1,287	$808	186	(19)	$881	$546	61

MEMO:
TOTAL NET REVENUE
Private equity	$48	$115	$296	$172	$(1)	(58)	NM	$163	$(450)	NM
Corporate	1,802	2,242	1,788	2,422	2,266	(20)	(20)	4,044	2,406	68

TOTAL NET REVENUE	$1,850	$2,357	$2,084	$2,594	$2,265	(22)	(18)	$4,207	$1,956	115

NET INCOME/(LOSS)
Private equity	$11	$55	$141	$88	$(27)	(80)	NM	$66	$(307)	NM
Corporate (e)	642	173	1,056	1,199	835	271	(23)	815	853	(4)

TOTAL NET INCOME/(LOSS)	$653	$228	$1,197	$1,287	$808	186	(19)	$881	$546	61

Headcount	19,482	19,307	20,119	20,747	21,522	1	(9)	19,482	21,522	(9)

(a)	Total net revenue included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $57 million, $48 million, $41 million, $40 million and $44 million for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively, and $105 million and $70 million for year-to-date 2010 and 2009, respectively.

(b)	The first quarter of 2010 included a $2.3 billion increase reflecting increased litigation reserves, including those for mortgage-related matters. The second quarter of 2009 included a $675 million FDIC special assessment.

(c)	The income tax expense in the first quarter of 2010 and fourth quarter of 2009 includes tax benefits recognized upon the resolution of tax audits.

(d)	On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual. The acquisition resulted in negative goodwill, and accordingly, the Firm recognized an extraordinary gain. A preliminary gain of $1.9 billion was recognized at December 31, 2008. The final total extraordinary gain that resulted from the Washington Mutual transaction was $2.0 billion.

(e)	The 2009 periods included merger costs and the extraordinary gain related to the Washington Mutual transaction, as well as items related to the Bear Stearns merger, including merger costs, asset management liquidation costs and Bear Stearns Private Client Services (which was renamed to JPMorgan Securities effective January 2010) broker retention expense.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
SUPPLEMENTAL INFORMATION

TREASURY and CIO
Securities gains (a)	$989	$610	$378	$181	$374	62%	164%	$1,599	$588	172%
Investment securities portfolio (average)	320,578	330,584	353,224	339,745	336,263	(3)	(5)	325,553	301,219	8
Investment securities portfolio (ending)	305,288	337,442	340,163	351,823	326,414	(10)	(6)	305,288	326,414	(6)
Mortgage loans (average)	8,539	8,162	7,794	7,469	7,228	5	18	8,352	7,219	16
Mortgage loans (ending)	8,900	8,368	8,023	7,665	7,368	6	21	8,900	7,368	21

PRIVATE EQUITY
Private equity gains/(losses)
Direct investments
Realized gains	$78	$113	$12	$57	$25	(31)	212	$191	$40	378
Unrealized gains/(losses) (b)	(7)	(75)	224	88	16	91	NM	(82)	(393)	79

Total direct investments	71	38	236	145	41	87	73	109	(353)	NM
Third-party fund investments	4	98	37	10	(61)	(96)	NM	102	(129)	NM

Total private equity gains/(losses) (c)	$75	$136	$273	$155	$(20)	(45)	NM	$211	$(482)	NM

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$873	$890	$762	$674	$431	(2)	103
Cost	901	793	743	751	778	14	16
Quoted public value	974	982	791	720	477	(1)	104
Privately-held direct securities
Carrying value	5,464	4,782	5,104	4,722	4,709	14	16
Cost	6,507	5,795	5,959	5,823	5,627	12	16
Third-party fund investments (d)
Carrying value	1,782	1,603	1,459	1,440	1,420	11	25
Cost	2,315	2,134	2,079	2,068	2,055	8	13

Total private equity portfolio — Carrying value	$8,119	$7,275	$7,325	$6,836	$6,560	12	24

Total private equity portfolio — Cost	$9,723	$8,722	$8,781	$8,642	$8,460	11	15

(a)	All periods reflect repositioning of the Corporate investment securities portfolio, and exclude gains/losses on securities used to manage risk associated with MSRs.

(b)	Unrealized gains/(losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(c)	Included in principal transactions revenue in the Consolidated Statements of Income.

(d)	Unfunded commitments to third-party private equity funds were $1.2 billion, $1.4 billion, $1.5 billion, $1.4 billion and $1.5 billion at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

						June 30, 2010
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2010	2010	2009	2009	2009	2010	2009
CREDIT EXPOSURE
WHOLESALE (a)
Loans retained (b)	$212,987	$210,211	$200,077	$213,718	$224,080	1%	(5)%
Loans held-for-sale and loans at fair value	3,839	4,079	4,098	5,235	7,545	(6)	(49)

TOTAL WHOLESALE LOANS — REPORTED	216,826	214,290	204,175	218,953	231,625	1	(6)
CONSUMER (c)
Home loan portfolio — excluding purchased credit-impaired loans:
Home equity	94,761	97,642	101,425	104,795	108,229	(3)	(12)
Prime mortgage (b)	66,429	68,210	66,892	67,597	68,878	(3)	(4)
Subprime mortgage (b)	12,597	13,219	12,526	13,270	13,825	(5)	(9)
Option ARMs (b)	8,594	8,644	8,536	8,852	9,034	(1)	(5)

Total home loan portfolio — excluding purchased credit-impaired loans	182,381	187,715	189,379	194,514	199,966	(3)	(9)
Home loan portfolio — purchased credit-impaired loans: (d)
Home equity	25,471	26,012	26,520	27,088	27,729	(2)	(8)
Prime mortgage	18,512	19,203	19,693	20,229	20,807	(4)	(11)
Subprime mortgage	5,662	5,848	5,993	6,135	6,341	(3)	(11)
Option ARMs	27,256	28,260	29,039	29,750	30,529	(4)	(11)

Total home loan portfolio — purchased credit-impaired loans	76,901	79,323	81,245	83,202	85,406	(3)	(10)
Other consumer:
Auto (b)	47,548	47,381	46,031	44,309	42,887	—	11
Credit card — reported:
Loans excluding those held by the WaMu Master Trust (b)	142,994	149,260	77,784	75,207	80,722	(4)	77
Loans held by the WaMu Master Trust (e)	—	—	1,002	3,008	5,014	—	NM

Total credit card — reported	142,994	149,260	78,786	78,215	85,736	(4)	67
Other loans (b)	32,399	32,951	31,700	32,405	33,041	(2)	(2)

Loans retained	482,223	496,630	427,141	432,645	447,036	(3)	8
Loans held-for-sale (f)	434	2,879	2,142	1,546	1,940	(85)	(78)

TOTAL CONSUMER LOANS — REPORTED	482,657	499,509	429,283	434,191	448,976	(3)	8

TOTAL LOANS — REPORTED	699,483	713,799	633,458	653,144	680,601	(2)	3
Credit card — securitized (b)	N/A	N/A	84,626	87,028	85,790	NM	NM

TOTAL MANAGED LOANS (b)	699,483	713,799	718,084	740,172	766,391	(2)	(9)
Derivative receivables	80,215	79,416	80,210	94,065	97,491	1	(18)
Receivables from customers	22,966	16,314	15,745	13,148	12,977	41	77
Interests in purchased receivables (b)	1,836	2,579	2,927	2,329	2,972	(29)	(38)

TOTAL CREDIT-RELATED ASSETS	804,500	812,108	816,966	849,714	879,831	(1)	(9)
Wholesale lending-related commitments (b)	324,552	326,921	347,155	343,135	343,991	(1)	(6)

TOTAL	$1,129,052	$1,139,029	$1,164,121	$1,192,849	$1,223,822	(1)	(8)

Memo: Total by category
Total wholesale exposure (g)	$646,395	$639,520	$650,212	$671,630	$689,056	1	(6)
Total consumer loans (h)	482,657	499,509	513,909	521,219	534,766	(3)	(10)

Total	$1,129,052	$1,139,029	$1,164,121	$1,192,849	$1,223,822	(1)	(8)

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset Management.

(b)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(c)	Includes Retail Financial Services, Card Services and residential mortgage loans reported in the Corporate/Private Equity segment to be risk managed by the Chief Investment Office.

(d)	Purchased credit-impaired loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the underlying loans are contractually past due.

(e)	Represents the remaining balance of loans measured at fair value within the Washington Mutual Master Trust that were consolidated onto the Firm’s balance sheet during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009, September 30, 2009 and June 30, 2009.

(f)	Included loans for prime mortgage of $185 million, $558 million, $450 million, $187 million and $589 million at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively, and other (largely student loans) of $249 million, $2.3 billion, $1.7 billion, $1.4 billion and $1.4 billion at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.

(g)	Primarily represents total wholesale loans, derivative receivables, wholesale lending-related commitments and receivables from customers.

(h)	Represents total consumer loans and excludes consumer lending-related commitments.

N/A: Not Applicable.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

						June 30, 2010
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2010	2010	2009	2009	2009	2010	2009
CREDIT EXPOSURE (continued)
Risk profile of wholesale credit exposure:
Investment-grade	$463,223	$457,471	$460,702	$474,005	$491,168	1%	(6)%
Noninvestment-grade:
Noncriticized	128,020	129,368	133,557	141,578	141,408	(1)	(9)
Criticized performing	20,911	23,451	26,095	27,217	26,453	(11)	(21)
Criticized nonperforming	5,600	6,258	7,088	8,118	6,533	(11)	(14)

Total noninvestment-grade	154,531	159,077	166,740	176,913	174,394	(3)	(11)
Loans held-for-sale and loans at fair value	3,839	4,079	4,098	5,235	7,545	(6)	(49)
Receivables from customers	22,966	16,314	15,745	13,148	12,977	41	77
Interests in purchased receivables (a)	1,836	2,579	2,927	2,329	2,972	(29)	(38)

Total wholesale exposure	$646,395	$639,520	$650,212	$671,630	$689,056	1	(6)

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

Note: The risk profile is based on JPMorgan Chase’s internal risk ratings. For further details on the Firm’s internal risk ratings, refer to Glossary of Terms on page 43.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						June 30, 2010
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2010	2010	2009	2009	2009	2010	2009
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans retained	$5,285	$5,895	$6,559	$7,494	$5,829	(10)%	(9)%
Loans held-for-sale and loans at fair value	375	331	345	146	133	13	182

TOTAL WHOLESALE LOANS	5,660	6,226	6,904	7,640	5,962	(9)	(5)

CONSUMER LOANS
Home loan portfolio:
Home equity	1,211	1,427	1,665	1,598	1,487	(15)	(19)
Prime mortgage	4,653	4,579	4,355	4,007	3,501	2	33
Subprime mortgage	3,115	3,331	3,248	3,233	2,773	(6)	12
Option ARMs	409	348	312	244	182	18	125

Total home loan portfolio	9,388	9,685	9,580	9,082	7,943	(3)	18
Auto loans	155	174	177	179	154	(11)	1
Credit card — reported	3	3	3	3	4	—	(25)
Other loans	973	962	900	863	722	1	35

TOTAL CONSUMER LOANS (a)(b)	10,519	10,824	10,660	10,127	8,823	(3)	19

TOTAL NONPERFORMING LOANS REPORTED (c)	16,179	17,050	17,564	17,767	14,785	(5)	9

Derivative receivables	315	363	529	624	704	(13)	(55)
Assets acquired in loan satisfactions	1,662	1,606	1,648	1,971	2,028	3	(18)

TOTAL NONPERFORMING ASSETS (a)	$18,156	$19,019	$19,741	$20,362	$17,517	(5)	4

TOTAL NONPERFORMING LOANS TO TOTAL LOANS REPORTED	2.31%	2.39%	2.77%	2.72%	2.17%

NONPERFORMING ASSETS BY LOB
Investment Bank	$2,726	$3,289	$4,236	$5,782	$4,534	(17)	(40)
Retail Financial Services (b)	11,731	11,974	11,864	11,641	10,351	(2)	13
Card Services	3	3	3	3	4	—	(25)
Commercial Banking	3,285	3,186	2,989	2,461	2,255	3	46
Treasury & Securities Services	14	14	14	14	14	—	—
Asset Management	337	498	582	422	326	(32)	3
Corporate/Private Equity (d)	60	55	53	39	33	9	82

TOTAL	$18,156	$19,019	$19,741	$20,362	$17,517	(5)	4

(a)	Nonperforming assets exclude: (1) nonaccruing mortgage loans insured by U.S. government agencies of $10.1 billion, $10.5 billion, $9.0 billion, $7.0 billion and $4.2 billion at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively; (2) real estate owned insured by U.S. government agencies of $1.4 billion, $707 million, $579 million, $579 million and $508 million at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $447 million, $581 million, $542 million, $511 million and $473 million at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively. These amounts are excluded as reimbursement is proceeding normally. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the Federal Financial Institutions Examination Council, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(b)	Excludes home lending purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing. Also excludes loans held-for-sale and loans at fair value.

(c)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(d)	Predominantly relates to held-for-investment prime mortgage loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
GROSS CHARGE-OFFS (a)
Wholesale loans	$264	$1,014	$1,230	$1,093	$697	(74)%	(62)%	$1,278	$903	42%
Consumer loans, excluding credit card	1,874	2,555	2,825	2,634	2,718	(27)	(31)	4,429	4,962	(11)
Credit card loans — reported	4,063	4,882	2,405	2,894	2,883	(17)	41	8,945	5,072	76

Total loans — reported	6,201	8,451	6,460	6,621	6,298	(27)	(2)	14,652	10,937	34
Credit card loans — securitized	N/A	N/A	1,733	1,810	1,776	NM	NM	N/A	3,355	NM

Total loans — managed	6,201	8,451	8,193	8,431	8,074	(27)	(23)	14,652	14,292	3

RECOVERIES (a)
Wholesale loans	33	55	26	35	18	(40)	83	88	33	167
Consumer loans, excluding credit card	112	116	74	13	67	(3)	67	228	135	69
Credit card loans — reported	342	370	183	200	194	(8)	76	712	354	101

Total loans — reported	487	541	283	248	279	(10)	75	1,028	522	97
Credit card loans — securitized	N/A	N/A	116	112	112	NM	NM	N/A	227	NM

Total loans — managed	487	541	399	360	391	(10)	25	1,028	749	37

NET CHARGE-OFFS (a)
Wholesale loans	231	959	1,204	1,058	679	(76)	(66)	1,190	870	37
Consumer loans, excluding credit card	1,762	2,439	2,751	2,621	2,651	(28)	(34)	4,201	4,827	(13)
Credit card loans — reported	3,721	4,512	2,222	2,694	2,689	(18)	38	8,233	4,718	75

Total loans — reported	5,714	7,910	6,177	6,373	6,019	(28)	(5)	13,624	10,415	31
Credit card loans — securitized	N/A	N/A	1,617	1,698	1,664	NM	NM	N/A	3,128	NM

Total loans — managed	$5,714	$7,910	$7,794	$8,071	$7,683	(28)	(26)	$13,624	$13,543	1

NET CHARGE-OFF RATES (a)
Wholesale retained loans	0.44%	1.84%	2.31%	1.93%	1.19%			1.14%	0.75%
Consumer retained loans	4.49	5.56	4.60	4.79	4.69			5.03	4.15
Total retained loans — reported	3.28	4.46	3.85	3.84	3.52			3.88	3.01
Consumer loans — managed	4.49	5.56	5.08	5.29	5.20			5.03	4.65
Total loans — managed	3.28	4.46	4.29	4.30	4.00			3.88	3.49
Consumer loans — managed excluding purchased credit-impaired loans (b)	5.34	6.61	6.05	6.29	6.18			5.98	5.53
Total loans — managed excluding purchased credit-impaired loans (b)	3.69	5.03	4.84	4.85	4.51			4.36	3.93

Memo: Average Retained Loans (a)
Wholesale loans — reported	$209,016	$211,599	$206,846	$217,952	$229,105			$210,300	$233,871
Consumer loans — reported	490,149	506,949	428,964	440,376	456,292			498,503	464,062
Total loans — reported	699,165	718,548	635,810	658,328	685,397			708,803	697,932
Consumer loans — managed	490,149	506,949	514,416	526,393	540,709			498,503	549,077
Total loans — managed	699,165	718,548	721,262	744,345	769,814			708,803	782,947

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. To date, no charge-offs have been recorded for these loans.

N/A: Not Applicable.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance at January 1,	$38,186	$31,602	$30,633	$29,072	$27,381	21%	39%	$31,602	$23,164	36%
Cumulative effect of change in accounting principles (a)	—	7,494	—	—	—	NM	—	7,494	—	NM
Net charge-offs (a)	5,714	7,910	6,177	6,373	6,019	(28)	(5)	13,624	10,415	31
Provision for loan losses (a)	3,380	6,991	7,166	8,029	7,923	(52)	(57)	10,371	16,540	(37)
Other (b)	(16)	9	(20)	(95)	(213)	NM	92	(7)	(217)	97

Ending balance	$35,836	$38,186	$31,602	$30,633	$29,072	(6)	23	$35,836	$29,072	23

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance at January 1,	$940	$939	$821	$746	$638	—	47	$939	$659	42
Cumulative effect of change in accounting principles (a)	—	(18)	—	—	—	NM	—	(18)	—	NM
Provision for lending-related commitments	(17)	19	118	75	108	NM	NM	2	87	(98)
Other	(11)	—	—	—	—	NM	NM	(11)	—	NM

Ending balance	$912	$940	$939	$821	$746	(3)	22	$912	$746	22

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank (a)	$2,149	$2,601	$3,756	$4,703	$5,101	(17)	(58)
Retail Financial Services (a)	16,152	16,200	14,776	13,286	11,832	—	37
Card Services (a)	14,524	16,032	9,672	9,297	8,839	(9)	64
Commercial Banking	2,686	3,007	3,025	3,063	3,034	(11)	(11)
Treasury & Securities Services	48	57	88	15	15	(16)	220
Asset Management	250	261	269	251	226	(4)	11
Corporate/Private Equity	27	28	16	18	25	(4)	8

Total	$35,836	$38,186	$31,602	$30,633	$29,072	(6)	23

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Activity for the third and second quarters of 2009 predominantly included a reclassification related to the issuance and retention of securities from the Chase Issuance Trust.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						2Q10 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset specific (a)	$1,324	$1,557	$2,046	$2,410	$2,108	(15)%	(37)%
Formula — based	3,824	4,385	5,099	5,631	6,284	(13)	(39)

Total wholesale	5,148	5,942	7,145	8,041	8,392	(13)	(39)

Consumer
Asset specific (b)	1,184	1,010	996	1,009	801	17	48
Formula — based (a)(c)(d)	26,693	28,423	21,880	20,493	19,879	(6)	34
Purchased credit-impaired (d)	2,811	2,811	1,581	1,090	—	—	NM

Total consumer	30,688	32,244	24,457	22,592	20,680	(5)	48

Total allowance for loan losses	35,836	38,186	31,602	30,633	29,072	(6)	23
Allowance for lending-related commitments	912	940	939	821	746	(3)	22

Total allowance for credit losses	$36,748	$39,126	$32,541	$31,454	$29,818	(6)	23

CREDIT RATIOS
Wholesale allowance to total wholesale retained loans	2.42%	2.83%	3.57%	3.76%	3.75%
Consumer allowance to total consumer retained loans	6.36	6.49	5.73	5.22	4.63
Allowance to total retained loans	5.15	5.40	5.04	4.74	4.33
Consumer allowance to consumer retained nonperforming loans (e)	292	298	229	223	234
Consumer allowance to consumer retained nonperforming loans excluding credit card (e)	154	150	139	131	134

CREDIT RATIOS excluding purchased credit-impaired loans (f)
Consumer allowance to total consumer retained loans (f)(g)	6.88	7.05	6.63	6.21	5.80
Allowance to retained loans (f)(g)	5.34	5.64	5.51	5.28	5.01
Consumer allowance to consumer retained nonperforming loans (e)(f)(g)	265	272	215	212	234
Consumer allowance to consumer retained nonperforming loans excluding credit card (e)(f)	127	124	124	121	134
Allowance to total retained nonperforming loans (f)(g)	209	212	174	168	198

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	The asset-specific consumer allowance for loan losses includes troubled debt restructuring reserves of $946 million, $754 million, $754 million, $756 million and $603 million at June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively. Prior period amounts have been reclassified from formula-based to conform with the current period presentation.

(c)	Includes all of the Firm’s allowance for loan losses on credit card loans, including those for which the Firm has modified the terms of the loans for borrowers who are experiencing financial difficulty.

(d)	Prior period amounts have been reclassified from formula-based to conform with the current period presentation.

(e)	The Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the Federal Financial Institutions Examination Council, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(f)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction, as well as the related allowance recorded on these loans. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. To date, no charge-offs have been recorded for these loans.

(g)	Excludes loans held by the Washington Mutual Master Trust, which were consolidated onto the Firm’s balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009, September 30, 2009, and June 30, 2009. The balance of these loans held by the Washington Mutual Master Trust was zero at June 30, 2010 and March 31, 2010.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank (a)	$(418)	$(477)	$(265)	$330	$815	12%	NM %	$(895)	$2,089	NM %
Commercial Banking	(143)	204	445	326	280	NM	NM	61	543	(89)
Treasury & Securities Services	(8)	(31)	73	1	(20)	74	60	(39)	(40)	3
Asset Management	15	31	53	37	59	(52)	(75)	46	93	(51)
Corporate/Private Equity	(1)	16	(2)	(6)	7	NM	NM	15	7	114

Total wholesale	(555)	(257)	304	688	1,141	(116)	NM	(812)	2,692	NM

Retail Financial Services (a)	1,715	3,735	4,228	4,004	3,841	(54)	(55)	5,450	7,718	(29)
Card Services — reported (a)	2,221	3,512	2,622	3,269	2,939	(37)	(24)	5,733	6,128	(6)
Corporate/Private Equity	(1)	1	12	68	2	NM	NM	—	2	NM

Total consumer	3,935	7,248	6,862	7,341	6,782	(46)	(42)	11,183	13,848	(19)

Total provision for loan losses	$3,380	$6,991	$7,166	$8,029	$7,923	(52)	(57)	$10,371	$16,540	(37)

LENDING-RELATED COMMITMENTS
Investment Bank (a)	$93	$15	$84	$49	$56	NM	66	$108	$(8)	NM
Commercial Banking	(92)	10	49	29	32	NM	NM	(82)	62	NM
Treasury & Securities Services	(8)	(8)	(20)	12	15	—	NM	(16)	29	NM
Asset Management	(10)	4	5	1	—	NM	NM	(6)	(1)	(500)
Corporate/Private Equity	—	—	(1)	—	—	—	—	—	—	—

Total wholesale	(17)	21	117	91	103	NM	NM	4	82	(95)

Retail Financial Services	—	(2)	1	(16)	5	NM	NM	(2)	5	NM
Card Services — reported	—	—	—	—	—	—	—	—	—	—
Corporate/Private Equity	—	—	—	—	—	—	—	—	—	—

Total consumer	—	(2)	1	(16)	5	NM	NM	(2)	5	NM

Total provision for lending-related commitments	$(17)	$19	$118	$75	$108	NM	NM	$2	$87	(98)

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank (a)	$(325)	$(462)	$(181)	$379	$871	30	NM	$(787)	$2,081	NM
Commercial Banking	(235)	214	494	355	312	NM	NM	(21)	605	NM
Treasury & Securities Services	(16)	(39)	53	13	(5)	59	(220)	(55)	(11)	(400)
Asset Management	5	35	58	38	59	(86)	(92)	40	92	(57)
Corporate/Private Equity	(1)	16	(3)	(6)	7	NM	NM	15	7	114

Total wholesale	(572)	(236)	421	779	1,244	(142)	NM	(808)	2,774	NM

Retail Financial Services (a)	1,715	3,733	4,229	3,988	3,846	(54)	(55)	5,448	7,723	(29)
Card Services — reported (a)	2,221	3,512	2,622	3,269	2,939	(37)	(24)	5,733	6,128	(6)
Corporate/Private Equity	(1)	1	12	68	2	NM	NM	—	2	NM

Total consumer	3,935	7,246	6,863	7,325	6,787	(46)	(42)	11,181	13,853	(19)

Total provision for credit losses	3,363	7,010	7,284	8,104	8,031	(52)	(58)	10,373	16,627	(38)

Credit card loans — securitized (a)	N/A	N/A	1,617	1,698	1,664	NM	NM	N/A	3,128	NM

Managed provision for credit losses (a)	$3,363	$7,010	$8,901	$9,802	$9,695	(52)	(65)	$10,373	$19,755	(47)

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

N/A: Not Applicable.

JPMORGAN CHASE & CO. MARKET RISK-RELATED INFORMATION (in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
AVERAGE IB TRADING VAR, CREDIT PORTFOLIO
VAR AND OTHER VAR - 95% CONFIDENCE LEVEL
IB VaR by risk type:
Fixed income	$64	$69	$121	$182	$179	(7)%	(64)%	$66	$168	(61)%
Foreign exchange	10	13	14	19	16	(23)	(38)	12	19	(37)
Equities	20	24	21	19	50	(17)	(60)	22	73	(70)
Commodities and other	20	15	17	23	22	33	(9)	18	21	(14)
Diversification benefit to IB trading VaR (a)	(42)	(49)	(62)	(97)	(97)	14	57	(46)	(101)	54

IB Trading VaR (b)	72	72	111	146	170	—	(58)	72	180	(60)

Credit portfolio VaR (c)	27	19	24	29	68	42	(60)	23	77	(70)
Diversification benefit to IB trading and credit portfolio VaR (a)	(9)	(9)	(11)	(32)	(60)	—	85	(9)	(62)	85

Total IB trading and credit portfolio VaR	90	82	124	143	178	10	(49)	86	195	(56)

Consumer Lending VaR (d)	24	25	29	49	43	(4)	(44)	25	75	(67)
Chief Investment Office (CIO) VaR (e)	72	70	78	99	111	3	(35)	71	116	(39)
Diversification benefit to total other VaR (a)	(14)	(13)	(19)	(31)	(29)	(8)	52	(14)	(45)	69

Total other VaR	82	82	88	117	125	—	(34)	82	146	(44)

Diversification benefit to total IB and other VaR (a)	(79)	(66)	(67)	(82)	(89)	(20)	11	(73)	(91)	20

Total IB and other VaR (f)	$93	$98	$145	$178	$214	(5)	(57)	$95	$250	(62)

(a)	Average VaRs were less than the sum of the VaRs of their market risk components, which is due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is therefore usually less than the sum of the risks of the positions themselves.

(b)	IB Trading VaR includes predominantly all trading activities in IB, as well as syndicated lending facilities that the Firm intends to distribute; however, particular risk parameters of certain products are not fully captured, such as correlation risk. IB Trading VaR does not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm.

(c)	Credit Portfolio VaR includes the derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio.

(d)	Consumer Lending VaR includes the Firm’s mortgage pipeline and warehouse, MSR and all related hedges.

(e)	Chief Investment Office (CIO) VaR includes positions, primarily in debt securities and credit products, used to manage structural risk and other risks, including interest rate, and credit risks arising from the Firm’s ongoing business activities.

(f)	Total IB and other VaR excludes certain nontrading activity, such as Private Equity, principal investing (e.g., mezzanine financing, tax-oriented investments, etc.), balance sheet and capital management positions and longer-term corporate investments managed by the CIO.

JPMORGAN CHASE & CO. CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS (in millions, except ratio data)

							June 30, 2010
							Change		YEAR-TO-DATE
	Jun 30		Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30			2010 Change
	2010		2010	2009	2009	2009	2010	2009	2010	2009	2009
CAPITAL RATIOS
Tier 1 capital	$137,077	(d)	$131,350	$132,971	$126,541	$122,174	4%	12%
Total capital	178,291	(d)	173,332	177,073	171,804	167,767	3	6
Tier 1 common capital (a)	108,175	(d)	103,908	105,284	101,420	96,850	4	12
Risk-weighted assets	1,130,890	(d)	1,147,008	1,198,006	1,237,760	1,260,237	(1)	(10)
Adjusted average assets	1,983,839	(d)	1,981,060	1,933,767	1,940,689	1,969,339	—	1
Tier 1 capital ratio	12.1	% (d)	11.5%	11.1%	10.2%	9.7%
Total capital ratio	15.8	(d)	15.1	14.8	13.9	13.3
Tier 1 common capital ratio (a)	9.6	(d)	9.1	8.8	8.2	7.7
Tier 1 leverage ratio	6.9	(d)	6.6	6.9	6.5	6.2

TANGIBLE COMMON EQUITY (PERIOD-END) (b)
Common stockholders’ equity	$162,968		$156,569	$157,213	$154,101	$146,614	4	11
Less: Goodwill	48,320		48,359	48,357	48,334	48,288	—	—
Less: Other intangible assets	4,178		4,383	4,621	4,862	5,082	(5)	(18)
Add: Deferred tax liabilities (c)	2,584		2,544	2,538	2,527	2,535	2	2

Total tangible common equity	113,054		106,371	106,773	103,432	95,779	6	18

TANGIBLE COMMON EQUITY (AVERAGE) (b)
Common stockholders’ equity	159,069		156,094	156,525	149,468	140,865	2	13	$157,590	$138,691	14%
Less: Goodwill	48,348		48,542	48,341	48,328	48,273	—	—	48,445	48,173	1
Less: Other intangible assets	4,265		4,307	4,741	4,984	5,218	(1)	(18)	4,285	5,329	(20)
Add: Deferred tax liabilities (c)	2,564		2,541	2,533	2,531	2,518	1	2	2,553	2,562	—

Total tangible common equity	109,020		105,786	105,976	98,687	89,892	3	21	107,413	87,751	22

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	48,320		48,359	48,357	48,334	48,288	—	—
Mortgage servicing rights	11,853		15,531	15,531	13,663	14,600	(24)	(19)
Purchased credit card relationships	1,051		1,153	1,246	1,342	1,431	(9)	(27)
All other intangibles	3,127		3,230	3,375	3,520	3,651	(3)	(14)

Total intangibles	64,351		68,273	68,509	66,859	67,970	(6)	(5)

DEPOSITS (PERIOD-END)
U.S. offices:
Noninterest-bearing	208,064		210,982	204,003	195,561	192,247	(1)	8
Interest-bearing	433,764		436,914	439,104	415,122	433,862	(1)	—
Non-U.S. offices:
Noninterest-bearing	9,094		10,062	8,082	9,390	8,291	(10)	10
Interest-bearing	236,883		267,345	287,178	247,904	232,077	(11)	2

Total deposits	887,805		925,303	938,367	867,977	866,477	(4)	2

(a)	The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. The Tier 1 common capital ratio is Tier 1 common capital divided by risk-weighted assets. For further discussion of Tier 1 common capital ratio, see page 42.

(b)	The Firm uses return on tangible common equity, a non-GAAP financial measure, to evaluate the Firm’s use of equity and to facilitate comparisons with competitors. For further discussion of ROTCE, see page 42.

(c)	Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(d)	Estimated.

JPMORGAN CHASE & CO. PER SHARE-RELATED INFORMATION (in millions, except per share and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q10 Change				2010 Change
	2Q10	1Q10	4Q09	3Q09	2Q09	1Q10	2Q09	2010	2009	2009
EARNINGS PER SHARE DATA
Basic earnings per share:
Income before extraordinary gain	$4,795	$3,326	$3,278	$3,512	$2,721	44%	76%	$8,121	$4,862	67%
Extraordinary gain	—	—	—	76	—	—	—	—	—	—

Net income	4,795	3,326	3,278	3,588	2,721	44	76	8,121	4,862	67
Less: Preferred stock dividends	163	162	162	163	473	1	(66)	325	1,002	(68)
Less: Accelerated amortization from redemption of preferred stock issued to the U.S. Treasury (a)	—	—	—	—	1,112	—	NM	—	1,112	NM

Net income applicable to common equity	4,632	3,164	3,116	3,425	1,136	46	308	7,796	2,748	184
Less: Dividends and undistributed earnings allocated to participating securities	269	190	164	185	64	42	320	461	157	194

Net income applicable to common stockholders	$4,363	$2,974	$2,952	$3,240	$1,072	47	307	$7,335	$2,591	183

Total weighted-average basic shares outstanding	3,983.5	3,970.5	3,946.1	3,937.9	3,811.5	—	5	3,977.0	3,783.6	5

Income before extraordinary gain per share (a)	$1.10	$0.75	$0.75	$0.80	$0.28	47	293	$1.84	$0.68	171
Extraordinary gain per share	—	—	—	0.02	—	—	—	—	—	—

Net income per share (a)	$1.10	$0.75	$0.75	$0.82	$0.28	47	293	$1.84	$0.68	171

Diluted earnings per share:
Net income applicable to common stockholders	$4,363	$2,974	$2,952	$3,240	$1,072	47	307	$7,335	$2,591	183

Total weighted-average basic shares outstanding	3,983.5	3,970.5	3,946.1	3,937.9	3,811.5	—	5	3,977.0	3,783.6	5
Add: Employee stock options and SARs (b)	22.1	24.2	28.0	24.1	12.6	(9)	75	23.2	7.8	197

Total weighted-average diluted shares outstanding (c)	4,005.6	3,994.7	3,974.1	3,962.0	3,824.1	—	5	4,000.2	3,791.4	6

Income before extraordinary gain per share (a)	$1.09	$0.74	$0.74	$0.80	$0.28	47	289	$1.83	$0.68	169
Extraordinary gain per share	—	—	—	0.02	—	—	—	—	—	—

Net income per share (a)	$1.09	$0.74	$0.74	$0.82	$0.28	47	289	$1.83	$0.68	169

COMMON SHARES OUTSTANDING
Common shares — at period end (d)	3,975.8	3,975.4	3,942.0	3,938.7	3,924.1	—	1	3,975.8	3,924.1	1
Cash dividends declared per share	$0.05	$0.05	$0.05	$0.05	$0.05	—	—	$0.10	$0.10	—
Book value per share	40.99	39.38	39.88	39.12	37.36	4	10	40.99	37.36	10
Dividend payout ratio	5%	7%	7%	6%	14%			5%	15%

SHARE PRICE
High	$48.20	$46.05	$47.47	$46.50	$38.94	5	24	$48.20	$38.94	24
Low	36.51	37.03	40.04	31.59	25.29	(1)	44	36.51	14.96	144
Close	36.61	44.75	41.67	43.82	34.11	(18)	7	36.61	34.11	7
Market capitalization	145,554	177,897	164,261	172,596	133,852	(18)	9	145,554	133,852	9

STOCK REPURCHASE PROGRAM
Aggregate repurchases	$135.3	$—	$—	$—	$—	NM	NM	$135.3	$—	NM
Common shares repurchased	3.5	—	—	—	—	NM	NM	3.5	—	NM
Average purchase price	$38.73	$—	$—	$—	$—	NM	NM	$38.73	$—	NM

(a)	The calculation of second quarter 2009 earnings per share includes a one-time non-cash reduction of $1.1 billion, or $0.27 per share, resulting from the redemption of Series K preferred stock issued to the U.S. Treasury.

(b)	Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans and warrants originally issued under the U.S. Treasury’s Capital Purchase Program to purchase shares of the Firm’s common stock aggregating 224 million, 239 million, 147 million, 241 million and 315 million, for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.

(c)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(d)	On June 5, 2009, the Firm issued $5.8 billion, or 163 million shares, of its common stock at $35.25 per share.

JPMORGAN CHASE & CO. Non-GAAP Financial Measures
The following are several of the non-GAAP measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.
(a)	In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

Prior to January 1, 2010, the Firm’s managed-basis presentation also included certain reclassification adjustments that assumed credit card loans securitized by CS remained on the balance sheet. Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. Additionally, the new guidance required the Firm to consolidate its Firm-sponsored credit card securitizations trusts. The income, expense and credit costs associated with these securitization activities are now recorded in the 2010 Consolidated Statements of Income in the same classifications that were previously used to report such items on a managed basis. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are comparable for periods beginning after January 1, 2010.

The presentation in 2009 of CS results on a managed basis assumed that credit card loans that had been securitized and sold in accordance with U.S. GAAP remained on the Consolidated Balance Sheets, and that the earnings on the securitized loans were classified in the same manner as the earnings on retained loans recorded on the Consolidated Balance Sheets. JPMorgan Chase used the concept of managed basis to evaluate the credit performance and overall financial performance of the entire managed credit card portfolio. Operations were funded and decisions were made about allocating resources, such as employees and capital, based on managed financial information. In addition, the same underwriting standards and ongoing risk monitoring are used for both loans on the Consolidated Balance Sheets and securitized loans. Although securitizations result in the sale of credit card receivables to a trust, JPMorgan Chase retains the ongoing customer relationships, as the customers may continue to use their credit cards; accordingly, the customer’s credit performance affects both the securitized loans and the loans retained on the Consolidated Balance Sheets. JPMorgan Chase believed that this managed-basis information was useful to investors, as it enabled them to understand both the credit risks associated with the loans reported on the Consolidated Balance Sheets and the Firm’s retained interests in securitized loans

(b)	The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired loans; the allowance for loan losses related to purchased credit-impaired loans; and loans from the Washington Mutual Master Trust, which were consolidated on the Firm’s balance sheet at fair value during the second quarter of 2009. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of purchased credit-impaired loans.

(c)	Return on Tangible Common Equity is Net income applicable to common equity divided by total average common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. The Firm uses return on tangible common equity, a non-GAAP financial measure, to evaluate the Firm’s use of equity and to facilitate comparisons with competitors.

(d)	Tier 1 common capital ratio is Tier 1 common capital divided by risk-weighted assets. Tier 1 Common Capital (“Tier 1 Common”) is defined as Tier 1 capital less elements of capital not in the form of common equity – such as qualifying perpetual preferred stock, qualifying noncontrolling interest in subsidiaries and qualifying trust preferred capital debt securities. Tier 1 Common, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 Common along with the other capital measures to assess and monitor its capital position.

(e)	TSS Firmwide revenue includes certain TSS product revenue and liability balances reported in other lines of business, mainly CB, RFS and AM, related to customers who are also customers of those lines of business.

(f)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to prior business combination transactions.

(g)	The calculation of the second quarter 2009 earnings per share and net income applicable to common equity includes a one-time, noncash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of TARP preferred capital. Excluding this reduction, the adjusted ROE and ROTCE for the second quarter of 2009 would have been 6% and 10%, respectively. The Firm views the adjusted ROE and ROTCE, both non-GAAP financial measures, as meaningful because they enable the comparability to prior periods.

(h)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of variable interest entities (“VIEs”); (3) cash and securities segregated and on deposit for regulatory and other purposes; (4) goodwill and intangibles; (5) securities received as collateral; and (6) investments purchased under the Asset-Backed Commercial Paper Money Market Mutual Fund Liquidity Facility. The amount of adjusted assets is presented to assist the reader in comparing IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. IB believes an adjusted asset amount that excludes the assets discussed above, which were considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

JPMORGAN CHASE & CO. Glossary of Terms
ACH: Automated Clearing House.
Allowance for loan losses to total loans: Represents period-end Allowance for loan losses divided by retained loans.
Average managed assets: Refers to total assets on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized and removed from the Firm’s Consolidated Balance Sheets, for periods ended prior to the January 1, 2010, adoption of new FASB guidance requiring the consolidation of the Firm-sponsored credit card securitization trusts.
Bear Stearns Merger: Effective May 30, 2008, JPMorgan Chase merged with The Bear Stearns Companies Inc. (“Bear Stearns”) and Bear Stearns became a wholly-owned subsidiary of JPMorgan Chase. The final total purchase price to complete the merger was $1.5 billion.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.
Contractual credit card charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specific event (e.g., bankruptcy of the borrower), whichever is earlier.
Corporate/Private Equity: Includes Private Equity, Treasury and Chief Investment Office, and Corporate Other, which includes other centrally managed expense and discontinued operations.
Credit card securitizations: For periods ended prior to the January 1, 2010, adoption of new guidance relating to the accounting for the transfer of financial assets and the consolidation of VIEs, Card Services’ results were presented on a “managed” basis that assumed that credit card loans that had been securitized and sold in accordance with U.S. GAAP remained on the Consolidated Balance Sheets and that earnings on the securitized loans were classified in the same manner as the earnings on retained loans recorded on the Consolidated Balance Sheets. “Managed” results excluded the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Securitization did not change reported net income; however, it did affect the classification of items on the Consolidated Statements of Income and Consolidated Balance Sheets.
FASB: Financial Accounting Standards Board.
Interests in purchased receivables: Represents an ownership interest in cash flows of an underlying pool of receivables transferred by a third-party seller into a bankruptcy-remote entity, generally a trust.
JPMorgan Chase’s internal risk ratings: Generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s: Investment-Grade: AAA / Aaa to BBB- / Baa3; Noninvestment-Grade: BB+ / Ba1 and below.
Investment-grade: An indication of credit quality based on JPMorgan Chase’s internal risk assessment system. “Investment-grade” generally represents a risk profile similar to a rating of a “BBB-”/“Baa3” or better, as defined by independent rating agencies.
Managed basis: A non-GAAP presentation of financial results that includes reclassifications to present revenue on a fully taxable-equivalent basis, and for periods ended prior to the January 1, 2010, adoption of new accounting guidance relating to the accounting for the transfer of financial assets and the consolidation of VIEs related to credit card securitizations. Management uses this non-GAAP financial measure at the segment level, because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Managed credit card receivables: Refers to credit card receivables on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized and removed from the Firm’s Consolidated Balance Sheets, for periods ended prior to the January 1, 2010, adoption of new guidance requiring the consolidation of the Firm-sponsored credit card securitization trusts.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates a credit risk for the Firm. When the mark-to-market value is negative, JPMorgan Chase owes the counterparty; in this situation, the Firm has liquidity risk.
Merger costs: Reflects costs associated with the Washington Mutual transaction and the Bear Stearns merger in 2008.
MSR risk management revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments.
Net charge-off ratio: Represents net charge-offs (annualized) divided by average retained loans for the reporting period.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead ratio: Noninterest expense as a percentage of total net revenue.

JPMORGAN CHASE & CO. Glossary of Terms
Participating securities: Represent unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents (collectively, “dividends”), which are included in the EPS calculation using the two-class method. JPMorgan Chase grants restricted stock and RSUs to certain employees under its stock-based compensation programs, which entitle the recipients to receive nonforfeitable dividends during the vesting period on a basis equivalent to the dividends paid to holders of common stock. These unvested awards meet the definition of participating securities. Under the two-class method, all earnings (distributed and undistributed) are allocated to each class of common stock and participating securities, based on their respective rights to receive dividends.
Pre-provision profit: The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
Pretax margin: Represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of TSS and AM against the performance of their respective competitors.
Principal transactions: Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held predominantly by the Investment Bank for which the fair value option was elected. Principal transactions revenue also includes private equity gains and losses.
Reported basis: Financial statements prepared under U.S. GAAP, which excludes the impact of taxable-equivalent adjustments. For periods ended prior to the January 1, 2010, adoption of new guidance requiring the consolidation of the Firm-sponsored credit card securitization trusts, the reported basis included the impact of credit card securitizations.
Retained loans: Loans that are held for investment, which excludes loans held-for-sale and loans at fair value.
Taxable-equivalent basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Unaudited: Financial statements and information that have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-risk (“VaR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.
Washington Mutual Transaction: On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank (“Washington Mutual”) from the Federal Deposit Insurance Corporation (“FDIC”) for $1.9 billion. The final allocation of the purchase price resulted in the recognition of negative goodwill and an extraordinary gain of $2.0 billion.

JPMORGAN CHASE & CO. Glossary of Terms
INVESTMENT BANKING (IB)
IB’s revenue comprises the following:
Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.
Fixed income markets primarily include client and portfolio management revenue related to market-making across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.
Equities markets primarily include client and portfolio management revenue related to market-making across global equity products, including cash instruments, derivatives and convertibles.
Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities, and changes in the credit valuation adjustment, which is the component of the fair value of a derivative that reflects the credit quality of the counterparty.
RETAIL FINANCIAL SERVICES (RFS)
Description of selected business metrics within Retail Banking:
Personal bankers – Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
Sales specialists – Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments, and business banking, by partnering with the personal bankers.
Mortgage banking revenue comprises the following:
Production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans, other production-related fees and losses related to the repurchase of previously-sold loans.
Net mortgage servicing revenue includes the following components:
a)	Operating revenue comprises:
•	all gross income earned from servicing third-party mortgage loans, including stated service fees, excess service fees, late fees and other ancillary fees; and

•	modeled servicing portfolio runoff (or time decay).
b)	Risk management comprises:
•	changes in MSR asset fair value due to market-based inputs, such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model; and

•	derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
RFS (continued)
Mortgage origination channels comprise the following:
Retail – Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by a banker in a Chase branch, real estate brokers, home builders or other third parties.
Wholesale – A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans. The Firm exited the broker channel during 2008.
Correspondent – Banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
Correspondent negotiated transactions (“CNT”) – These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and periods of rising interest rates.
CARD SERVICES (CS)
Description of selected business metrics within CS:
Sales volume – Dollar amount of cardmember purchases, net of returns.
Open accounts – Cardmember accounts with charging privileges.
Merchant acquiring business – A business that processes bank card transactions for merchants.
Bank card volume – Dollar amount of transactions processed for merchants.
Total transactions – Number of transactions and authorizations processed for merchants.

JPMORGAN CHASE & CO. Glossary of Terms
COMMERCIAL BANKING (CB)
CB Client Segments:
1.	Middle Market Banking covers corporate, municipal, financial institution and not-for-profit clients, with annual revenue generally ranging between $10 million and $500 million.

2.	Mid-Corporate Banking covers clients with annual revenue generally ranging between $500 million and $2 billion and focuses on clients that have broader investment banking needs.

3.	Commercial Term Lending primarily provides term financing to real estate investors/owners for multi-family properties as well as financing office, retail and industrial properties.

4.	Real Estate Banking provides full-service banking to investors and developers of institutional-grade real estate properties.
CB Revenue:
1.	Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures and leases.

2.	Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card and deposit products, sweeps and money market mutual funds.

3.	Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges and securities sales.
CB selected business metrics:
1.	Liability balances include deposits, as well as deposits that are swept to on—balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.

2.	IB revenue, gross represents total revenue related to investment banking products sold to CB clients.
TREASURY & SECURITIES SERVICES (TSS)
Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
Description of selected business metrics within TSS:
1.	Liability balances include deposits, as well as deposits that are swept to on—balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.
ASSET MANAGEMENT (AM)
Assets under management – Represent assets actively managed by Asset Management on behalf of Institutional, Retail, Private Banking, Private Wealth Management and JPMorgan Securities clients. Includes ”committed capital not called”, on which AM earns fees. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 42% ownership interest at June 30, 2010.
Assets under supervision – Represents assets under management as well as custody, brokerage, administration and deposit accounts.
Alternative assets – The following types of assets constitute alternative investments – Hedge funds, currency, real estate and private equity.
AM’s client segments comprise the following:
Institutional brings comprehensive global investment services – including asset management, pension analytics, asset/liability management and active risk budgeting strategies – to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
The Private Bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.
Private Wealth Management offers high-net-worth individuals, families and business owners in the U.S. comprehensive wealth management solutions, including investment management, capital markets and risk management, tax and estate planning, banking, and specialty-wealth advisory services.
JPMorgan Securities provides investment advice and wealth management services to high-net-worth individuals, money managers, and small corporations.

JPMORGAN CHASE & CO. DISCLOSURE CHANGE SUMMARY
Commencing with the second quarter of 2010, JPMorgan Chase & Co. implemented some formatting changes to certain schedules in its Earnings Release Financial Supplement. The changes were made to make the presentation of the financial information contained in the Earnings Release Financial Supplement easier to read, reduce redundancies and to conform certain disclosures with those in the Form 10-Q/10-K. None of the changes affect previously disclosed financial data.
The following highlights some of the schedules that included more significant changes:

Schedule Title	Page Reference	Brief Description of the Change

Consolidated Financial Highlights	2	Split into two pages, with selected balance sheet, headcount and line of business net income/(loss) metrics moved to the next page

Statement of Income	4	Financial ratios based on income before extraordinary gain moved to the footnote on the Washington Mutual transaction

Condensed Average Balance Sheet	6	Combined goodwill and other intangibles with all other noninterest-earning assets; added trading liabilities – debt instruments and its related yield to conform with the Form 10-Q/10-K format; added two new line disclosures, noninterest-bearing deposits and trading liabilities – equity instruments, to conform with the Form 10-Q/10-K format

Asset Management Financial Highlights	26	Split first page into two, with business metrics and credit data and quality statistics moved to the next page

Credit-Related Information	32	Credit Exposure schedule split into two pages, with risk profile of wholesale credit exposure moved to the next page

	36	Allowance for Credit Losses schedule split into two pages, with allowance components and ratios moved to the next page; added two new line disclosures to conform with the Form 10-Q/10-K format (these are: consumer allowance to consumer retained nonperforming loans adjusted for credit-impaired loans; and consumer allowance to consumer retained nonperforming loans excluding credit card and adjusted for credit- impaired loans)

Per Share-Related Information	41	Added a set of disclosures related to stock repurchases